                                  ESTABLISHED
                                   VALUE FUND

                                 Annual Report

                                 March 31, 1997

                                    [LOGO]


                             Gradison Mutual Funds
                               580 Walnut Street
                           Cincinnati, Ohio 45202-3198



This material is intended for distribution to shareholders of the Gradison Established Value Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison Established Value Fund.

McDonald & Company Securities, Inc.--Distributor

GRADISON ESTABLISHED VALUE FUND
Letter to Shareholders

May 15, 1997


Dear Shareholder:


Enclosed for your review are the audited financial statements for the Fund's fiscal year ended March 31, 1997.

THE ECONOMY AND THE MARKET The U.S. economy showed considerable strength during the first calendar quarter. This continued strength in the economy could lead to upward wage pressures which could then spark inflation. As a result, the Federal Reserve chose to be proactive by increasing short-term interest rates in late March. However, there are hints of more moderate economic activity emerging. Jobless claims are rising, excess inventory is beginning to mount in the industrial sector and the retail sector is softening. The policy dilemma facing the Fed stems from the conflicting forces of low inflation and strong economic growth. Any future action by the Fed is quite difficult to predict at this time.

Last year proved to be another banner year for the U.S. equity markets as the S&P 500 Index returned 23%. The S&P 500 Index generated a 69.1% return for the combined two year period from 1995 through 1996. This is only the fifth time since 1926 that the stock market returned almost 70% for a combined two year period. It last occurred during the 1975-1976 period. As this year began, the stock market continued to surge ahead. However, a more turbulent market environment emerged by the middle of the quarter as concerns regarding earnings and a jittery bond market began to bother investors. The major indices had fallen approximately 7% from their highs by the end of the quarter. This period was accompanied by significant levels of volatility as investors attempted to forecast the actions from the Federal Reserve. It appears that the increase in short-term interest rates had the most damaging effect on the market. While the weakness was broad based, the most severe downturn came in the technology and financial sectors. Still, the market finished the quarter up 2.68%.

PERFORMANCE Total returns for the Fund and the benchmark S&P 500 Index follow this letter. The Fund underperformed during the third fiscal quarter with a return of 5.25% versus 8.34% for the S&P 500 Index. There are two main reasons for the shortfall. First, the strength in the market during the quarter was generally concentrated in the largest capitalized companies within the index of which the Fund holds few. Second, the Fund's employment of cash to reduce volatility dampened performance during the period. However, the cash position served its purpose during the fourth fiscal quarter which proved to be very volatile for the markets. As a result, despite holding approximately 30% in cash, the Fund returned 2.55% versus 2.68% for the Index.

PORTFOLIO Several of the Fund's holdings have been the target of acquisitions in recent months. Following a lengthy battle between suitors, terms were finally reached for Conrail Incorporated to be acquired by Norfolk Southern Corporation and CSX Corporation for $115 per share in cash. Additionally, shares of both

                                               1-800-869-5999 [Artwork]

PanEnergy Corporation, a natural gas provider, and MCI Communications Corporation, a telecommunications and long distance provider, moved suddenly higher following announcements of their respective merger agreements. PanEnergy agreed to be acquired by Duke Power Company while MCI Communications is in a pact to be combined with British Telecom PLC. Both deals are pending regulatory approval. Finally, life and health insurer, USLife Corporation, will be acquired by American General Corporation. These transactions have generated excellent returns for the Fund.

The potential for takeover is not a consideration when purchasing shares of a company for the Fund. It is, we believe, merely a product of the Fund's discipline of focusing on companies that have delivered consistent earnings growth trading at discounted share valuations. There can be no assurance that any securities owned by the Fund will be the subject of takeovers.

DIVIDEND The Board of Trustees has declared an income dividend of $0.11 per share and a long-term capital gain distribution of $0.88 per share payable on May 30 to shareholders of record May 29.

As always, we remain committed to serving your investment needs.

Sincerely,

/s/ William J. Leugers, Jr.                /s/ Daniel R. Shick

William J. Leugers, Jr.                    Daniel R. Shick
Executive Vice President                   Vice President
and Portfolio Manager                      and Portfolio Manager


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT


                          MAY 1, 1987 TO MARCH 31, 1997

                    TOTAL RETURN PERIODS ENDED MARCH 31, 1997

                         ------ Average Annual ------
                       10 Years  5 Years 3 Years  1 Year

Established Value Fund           11.50%        15.71%       15.78%       15.14%

             GRADISON ESTABLISHED VALUE FUND              S&P 500
             -------------------------------             ---------

5/1/87               $10,000.00                           $10,000.00
4/30/88               10,362.92                             9,365.46
4/30/89               12,149.30                            11,487.75
4/30/90               12,284.20                            12,705.76
4/30/91               13,272.28                            14,942.90
4/30/92               14,279.85                            17,037.26
4/30/93               17,116.79                            18,608.08
4/30/94               19,050.36                            19,596.94
3/31/95               20,735.36                            22,357.29
3/31/96               25,885.99                            29,535.72
3/31/97               29,806.16                            36,904.78


Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Standard & Poor's (S&P) 500 Composite Stock Price Index is an unmanaged group of common stocks widely recognized as an index of market performance the investment returns of which do not include any securities transaction expenses.

FINANCIAL HIGHLIGHTS   (For a share outstanding throughout each period)



                                                                                     ELEVEN MONTHS
                                                         YEAR ENDED MARCH 31,            ENDED       YEAR ENDED APRIL 30,
                                                         ---------------------       MARCH 31,1995   -------------------
                                                         1997            1996           (NOTE 1)      1994         1993

Net asset value at beginning of period                  $27.567         $23.381         $22.515     $21.375      $18.366
                                                        -------         -------         -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS:

    Net investment income                                  .445          .436            .376         .256         .286
    Net realized and unrealized
      gains on investments                                3.615         5.190           1.520        2.104        3.278
                                                       --------      --------        --------     --------       ------
Total income from investment
  operations                                              4.060         5.626           1.896        2.360        3.564
                                                       --------      --------        --------     --------       ------
DISTRIBUTIONS TO SHAREHOLDERS:


    Dividends from net investment income                  (.450)        (.430)          (.370)       (.220)       (.285)
    Distributions from realized capital gains            (2.350)       (1.010)          (.660)      (1.000)       (.270)
                                                       --------      --------        --------     --------       ------

Total distributions to shareholders                      (2.800)       (1.440)         (1.030)      (1.220)       (.555)
                                                       --------      --------        --------     --------       ------

Net asset value at end of period                        $28.827       $27.567         $23.381      $22.515      $21.375
                                                       ========      ========        ========     ========      =======

Total return                                              15.14%        24.84%           8.85%(1)     11.30%       19.86%
                                                       ========      ========        ========      ========        =====
RATIOS/SUPPLEMENTAL DATA:

Net assets at end of period (in millions)             $ 429.7      $  366.4      $    277.4   $    253.3   $    203.6

Ratio of expenses to average net assets                  1.12%         1.15%           1.20%(2)     1.22%        1.28%

Ratio of net investment income
  to average net assets                                  1.57%         1.70%           1.87%(2)     1.15%        1.48%

Portfolio turnover rate                                 31.22%        18.48%          24.23%       38.39%       28.08%

Average commission paid per share traded              $  .045            --              --           --           --

---------------------------------------------------------------------------------------------------------------------------

  (1) Total return represents the actual return over the period and has not been annualized.
  (2) Annualized.


                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS       MARCH 31, 1997


    SHARES    COMMON STOCKS - 71.44%                VALUE
    ------   ----------------------                 -----

          AEROSPACE/DEFENSE
             COMPANIES - 6.40%

   99,756 Lockheed Martin Corporation      $    8,379,504
   80,000 Northrop Grumman Corporation          6,050,000
  126,400 Raytheon Company                      5,703,800
   70,000 Textron, Inc.                         7,350,000
                                              -----------
                                               27,483,304
                                              -----------

          CHEMICALS - 2.56%

  255,000 Engelhard Corporation                 5,355,000
  134,000 Hercules, Inc.                        5,661,500
                                              -----------
                                               11,016,500
                                              -----------

          COMPUTER PRODUCTS - 11.73%
  140,000 Compaq Computer
            Corporation (1)                    10,727,500
  300,000 Data General Corporation              5,100,000
   90,000 Harris Corporation                    6,918,750
   80,000 Intel Corporation                    11,120,000
  400,000 Sun Microsystems, Inc. (1)           11,500,000
  100,000 Tektronix, Inc.                       5,050,000
                                              -----------
                                               50,416,250
                                              -----------

          CONSUMER DURABLES - 5.54%

  133,000 Black & Decker Corporation            4,272,625
  190,000 Brunswick Corporation                 5,106,250
   97,000 Goodyear Tire & Rubber
            (The) Company                       5,068,250
  100,000 Pulte Corporation                     2,925,000
  166,500 Snap-on, Inc.                         6,451,875
                                              -----------
                                               23,824,000
                                              -----------

          ENERGY - 6.35%

  145,000 Coastal Corporation                   6,960,000
  100,000 Nicor Inc.                            3,200,000
  152,000 PanEnergy Corporation                 6,555,000
   32,000 Royal Dutch Petroleum Company         5,600,000
   82,000 Western Atlas Inc. (1)                4,971,250
                                              -----------
                                               27,286,250
                                              -----------

==========================================================

  SHARES       COMMON STOCKS (CONTINUED)         VALUE
  ------       -------------------------         -----

          FINANCIAL SERVICES - 7.35%

   85,000 Beneficial Corporation           $    5,493,125
  119,000 Household International, Inc.        10,248,875
   70,000 Transamerica Corporation              6,265,000
  200,000 Travelers, Inc.                       9,575,000
                                              -----------
                                               31,582,000
                                              -----------

          INDUSTRIAL PRODUCTS - 8.69%
  118,000 Cooper Industries, Inc.               5,118,250
  120,000 Foster Wheeler Corporation            4,245,000
  180,000 Goodrich (B.F.) Company               6,592,500
  110,000 Ingersoll-Rand Company                4,798,750
   74,000 Johnson Controls, Inc.                5,957,000
  117,300 Parker Hannifin Corporation           5,014,575
  105,000 Timken Company                        5,617,500
                                              -----------
                                               37,343,575
                                              -----------

          INSURANCE - 7.62%

   95,000 W. R. Berkley Corporation             4,821,250
   42,000 ITT Hartford Group, Inc.              3,029,250
  110,000 Providian Corporation                 5,885,000
  143,000 SAFECO Corporation                    5,720,000
   93,000 St. Paul Companies, Inc.              6,033,375
  155,000 USLIFE Corporation                    7,246,250
                                              -----------
                                               32,735,125
                                              -----------

          RETAIL TRADE - 5.67%

  160,000 American Stores Company               7,120,000
  150,000 Dayton-Hudson Corporation             6,262,500
  134,000 The Great Atlantic
            & Pacific Tea Company, Inc.         3,400,250
   99,000 Mercantile Stores, Inc.               4,591,125
  100,000 Supervalu, Inc.                       2,975,000
                                              -----------
                                               24,348,875
                                              -----------

          SERVICES - 2.71%

   42,000 ITT Corporation (1)                   2,472,750
  156,000 Pittson Brink's Group                 3,939,000
  254,000 Wendy's International, Inc.           5,238,750
                                              -----------
                                               11,650,500
                                              -----------

----------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENT OF NET ASSETS          MARCH 31, 1997

  SHARES       COMMON STOCKS (CONTINUED)         VALUE
  ------       -------------------------         -----

          TELECOMMUNICATIONS - 4.31%

  300,000 Andrew Corporation (1)            $  10,725,000
  220,000 MCI Communications
            Corporation                         7,810,000
                                              -----------
                                               18,535,000
                                              -----------

----------------------------------------------------------

  SHARES       COMMON STOCKS (CONTINUED)         VALUE
  ------       -------------------------         -----


          TRANSPORTATION - 2.51%

   50,171 Conrail, Inc.                    $    5,656,780
   60,000 Norfolk Southern Corporation          5,115,000
                                              -----------
                                               10,771,780
                                              -----------
          TOTAL COMMON STOCKS
          (Cost $181,279,854)                 306,993,159
                                              -----------

=========================================================


  PRINCIPAL                                                                                     INTEREST
    AMOUNT                         COMMERCIAL PAPER - 20.87%                         MATURITY   RATE (2)       VALUE
  $10,000,000  BMW US Capital Corporation                                             4/30/97    5.32%   $    9,957,144
   10,000,000  Campbell Soup                                                          4/09/97    5.25         9,988,333
   10,000,000  Du Pont (E.I.) de Nemours & Company                                    4/23/97    5.26         9,967,856
   10,000,000  Knight-Ridder                                                          5/07/97    5.60         9,944,000
   10,000,000  Lucent Technology                                                      5/14/97    5.37         9,935,858
   10,000,000  Metlife Funding                                                        5/07/97    5.31         9,946,900
   10,000,000  Norfolk Southern Corporation                                           4/23/97    5.60         9,965,778
   10,000,000  Philip Morris Company                                                  4/02/97    5.25         9,998,542
   10,000,000  Xerox Corporation                                                      4/16/97    5.25         9,978,125
                                                                                                          -------------
               TOTAL COMMERCIAL PAPER  (COST $89,682,536)                                                    89,682,536
                                                                                                          -------------

=======================================================================================================================

                                 REPURCHASE AGREEMENT - 8.24%

   35,405,000  First National Bank of Chicago, dated 3/31/97, collateral; U.S. Treasury
                 Note, 55/8% due 10/31/97 with a market value of $36,119,469;
                 repurchase proceeds: $35,410,999 (Cost $35,405,000)                  4/01/97    6.18        35,405,000
                                                                                                           ------------
               TOTAL INVESTMENTS, AT VALUE (NOTE 1)
               (COST $306,367,390) - 100.55%                                                                432,080,695
                 ACCRUED INVESTMENT ADVISORY FEE (NOTE 2) - (0.05%)                                            (198,152)
                 OTHER LIABILITIES PAYABLE TO ADVISER (NOTE 2) - (0.05%)                                       (217,535)
                 OTHER ASSETS AND LIABILITIES, NET - (.45%)                                                  (1,939,472)
                                                                                                           ------------
               NET ASSETS - APPLICABLE TO 14,906,900 OUTSTANDING SHARES (NO PAR
                 VALUE - UNLIMITED NUMBER OF SHARES AUTHORIZED)
                 (NOTE 4) - 100%                                                                           $429,725,536
                                                                                                           ============

               NET ASSET VALUE AND REDEMPTION PRICE PER SHARE (NOTE 1)                                           $28.83
                                                                                                           ============

=======================================================================================================================

  (1) Non-income producing
  (2) For commercial paper, the interest rate is the discount rate at the time of purchase by the Fund.  For repurchase agreements, the rate shown reflects the actual rate of return to the Fund.


               See accompanying notes to financial statements.


STATEMENT OF OPERATIONS

                                                                               YEAR ENDED
                                                                             MARCH 31, 1997

INVESTMENT INCOME:
   Interest                                                        $ 6,092,265
   Dividends                                                         4,641,083
                                                                    ----------
      TOTAL INVESTMENT INCOME                                                           $10,733,348

EXPENSES:

   Investment advisory fee (Note 2)                                  2,093,562
   Distribution (Note 2)                                             1,928,903
   Transfer agency fees (Note 2)                                       263,816
   Accounting services fees (Note 2)                                    69,857
   Registration fees                                                    23,905
   Printing                                                             21,263
   Custodian fees                                                       16,637
   Professional fees                                                    15,002
   ICI dues                                                             14,367
   Insurance                                                             8,268
   Trustees' fees (Note 2)                                               6,899
   Postage and mailing                                                   1,239
   Other                                                                12,251
                                                                    ----------
      Total expenses                                                                      4,475,969
                                                                                        -----------
NET INVESTMENT INCOME                                                                     6,257,379
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

   Net realized gain on investments                                 37,844,738
   Net change in unrealized appreciation of investments             11,774,353
                                                                    ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                         49,619,091
                                                                                        -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $55,876,470
                                                                                        ===========
---------------------------------------------------------------------------------------------------




               See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                        YEAR ENDED MARCH 31,
                                                                                        --------------------
                                                                                   1997                    1996
FROM OPERATIONS:

  Net investment income                                                     $    6,257,379           $    5,553,462
  Net realized gain on investments                                              37,844,738               13,508,988
  Net change in unrealized appreciation of investments                          11,774,353               51,890,255
                                                                              ------------             ------------
      Net increase in net assets resulting from operations                      55,876,470               70,952,705
                                                                              ------------             ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:

  Net investment income                                                         (6,248,864)              (5,404,325)
  Net realized capital gains                                                   (32,341,951)             (12,516,066)
                                                                              ------------             ------------
      Decrease in net assets from distributions to shareholders                (38,590,815)             (17,920,391)
                                                                              ------------             ------------
FROM FUND SHARE TRANSACTIONS:

  Proceeds from shares sold                                                    150,040,288              204,134,880
  Net asset value of shares issued in reinvestment of distributions             37,843,938               17,748,840
  Payments for shares redeemed                                                (141,861,173)            (185,868,913)
                                                                              ------------             ------------
      Net increase in net assets from Fund share transactions                   46,023,053               36,014,807
                                                                              ------------             ------------
TOTAL INCREASE IN NET ASSETS                                                    63,308,708               89,047,121
NET ASSETS:

  Beginning of year                                                            366,416,828              277,369,707
                                                                              ------------             ------------
  End of year (including undistributed net investment income of
      $753,874 and $745,359, respectively) (Note 1)                           $429,725,536             $366,416,828
                                                                              ============             ============
NUMBER OF FUND SHARES:

  Sold                                                                           5,266,990                7,979,631
  Issued in reinvestment of distributions to shareholders                        1,334,128                  709,780
  Redeemed                                                                      (4,986,154)              (7,260,289)
                                                                              ------------             ------------
      Net increase in shares outstanding                                         1,614,964                1,429,122
  Outstanding at beginning of year                                              13,291,936               11,862,814
                                                                              ------------             ------------
  Outstanding at end of year                                                    14,906,900               13,291,936
                                                                              ============             ============

-------------------------------------------------------------------------------------------------------------------




               See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS              MARCH 31, 1997

Note 1 -- Significant Accounting Policies
================================================================================


Gradison Growth Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was created under Ohio law on May 31, 1983; it commenced investment operations and the public offering of its shares on August 16, 1983. The Trust consists of four series, the Gradison Established Value Fund, the Gradison Opportunity Value Fund, the Gradison Growth &Income Fund and the Gradison International Fund (collectively, the "Funds"); each of which, in effect, represents a separate diversified fund with its own investment policies. This Annual Report to Shareholders pertains only to the Gradison Established Value Fund (the "Fund"). The Fund's investment objective is to seek long-term capital growth by investing primarily in common stocks.

The Fund changed its fiscal year end to March 31, effective with the September 30, 1994 Semiannual Report.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- Portfolio securities listed or traded on the New York or American Stock Exchanges are valued at the last sale price on that exchange, or if there were no sales that day, the securities are valued at the closing bid price. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Commercial paper and discount notes are valued using the amortized cost method which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available are valued at their fair value as determined by management using procedures approved by the Board of Trustees.

Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying security and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Fund enters into repurchase agreements only with selected domestic banks and securities dealers which the Fund's investment adviser believes present minimal credit risk. Refer to the Fund's Statement of Net Assets for the face amount of repurchase agreements and repurchase proceeds as of March 31, 1997.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

NOTES TO FINANCIAL STATEMENTS              MARCH 31, 1997


In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is equal to the cost as shown on the Statement of Net Assets. For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at March 31, 1997 was $127,966,137, and $2,252,832, respectively.

FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS -- The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The redemption price per share is equal to the net asset value per share.

Distributions to shareholders are recorded on the ex-dividend date.

EXPENSES -- Common expenses incurred by the Trust are allocated to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Trust. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

Note 2 -- Transactions with Affiliates
================================================================================


The Trust's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement ("Agreement"). Under the terms of the Agreement, effective June 1, 1995, the Fund pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of .65% on the first $100 million, .55% on the next $100 million and
 .45% on any amounts in excess of $200 million. McDonald is to reimburse the Fund for the amount by which the Fund's aggregate expenses for a fiscal year, including the advisory fee but excluding interest, taxes and extraordinary expenses, exceed limits set by state securities regulations. No such reimbursement was required for the year ended March 31, 1997. Prior to June 1, 1995, the Fund paid McDonald an investment advisory fee at an annual rate of
 .90% on the first $100 million, .80% on the next $100 million and .70% on any amounts in excess of $200 million.

The Agreement provides that McDonald bears the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Fund.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, effective June 1, 1995, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Fund. The Fund pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $18.25 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .03% on the first $100 million, .02% on the next $100 million, and .01% on any amount in excess of $200 million, with a minimum annual fee of $40,000.

Prior to June 1, 1995, the Fund paid McDonald a monthly fee at an annual rate of $7.36 per shareholder non-zero balance account for data processing services provided to the Fund plus the cost of shareholder statement printing. Prior to June 1, 1995, the Fund also reimbursed McDonald for the cost of furnishing personnel to perform shareholder and certain other services.

NOTES TO FINANCIAL STATEMENTS              MARCH 31, 1997

In accordance with the terms of a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays McDonald a fee for its assistance in distribution of shares of the Fund. Effective June 1, 1995, in connection with a reduction of the investment advisory fee by .25%, the Distribution Service Plan was amended to increase the total fee by .25% to .50%, the components of which are set forth in the remainder of this paragraph. The Fund pays McDonald a service fee for personal services to shareholders, including shareholder liaison services such as responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets. The Fund also pays McDonald a fee for its assistance in selling shares of the Fund, including advising shareholders regarding purchase, sale and retention of Fund shares. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $5,000 payable in quarterly installments for service during each fiscal quarter and (b) $500 for each Board of Trustees or committee meeting attended.

Note 3 -- Summary of Purchases and Sales of Investments
================================================================================


For the year ended March 31, 1997, the cost of purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $88,893,687 and $101,027,531, respectively.

Note 4 -- Net Assets
================================================================================

  Net assets of the Fund consisted of:

                                                                MARCH 31, 1997

   Aggregate paid-in capital                                     $290,212,712
   Accumulated undistributed net investment income                    753,874
   Accumulated undistributed net realized gains                    13,045,645
   Net unrealized appreciation of investments                     125,713,305
                                                                 ------------
     Net Assets                                                  $429,725,536
                                                                 ============

-----------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION (UNAUDITED)
================================================================================


During the year ended March 31, 1997, the Fund made total distributions of $2.80 per share, of which $.45 was treated as ordinary income, 74% qualified for the dividends-received deduction for corporations, and $2.35 was treated as long-term capital gain.

The Board of Trustees declared an ordinary income dividend of $0.11 per share and a long-term capital gain distribution of $0.88 per share payable on May 30, 1997 to shareholders of record on May 29, 1997.

                                 ARTHUR ANDERSEN


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Gradison Established Value Fund of the Gradison Growth Trust:

We have audited the accompanying statement of net assets of the Gradison Established Value Fund of the Gradison Growth Trust (an Ohio business trust) as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison Established Value Fund of the Gradison Growth Trust as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

Cincinnati, Ohio,                                  /s/ Arthur Andersen LLP
May 7, 1997

OPPORTUNITY
VALUE FUND


ANNUAL REPORT
MARCH 31, 1997

[GRADISON MUTUAL FUNDS LOGO]

GRADISON MUTUAL FUNDS
580 WALNUT STREET
CINCINNATI, OHIO  45202-3198

This material is intended for distribution to shareholders of the Gradison Opportunity Value Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison Opportunity Value Fund. McDonald & Company Securities, Inc.--Distributor

GRADISON OPPORTUNITY VALUE FUND
Letter to Shareholders

May 15, 1997

Dear Shareholder:

Enclosed for your review are the audited financial statements for the Fund's fiscal year ended March 31, 1997.

THE ECONOMY AND THE MARKET The U.S. economy showed considerable strength during the first calendar quarter. This continued strength in the economy could lead to upward wage pressures which could then spark inflation. As a result, the Federal Reserve chose to be proactive by increasing short-term interest rates in late March. However, there are hints of more moderate economic activity emerging. Jobless claims are rising, excess inventory is beginning to mount in the industrial sector and the retail sector is softening. The policy dilemma facing the Fed stems from the conflicting forces of low inflation and strong economic growth. Any future action by the Fed is quite difficult to predict at this time.

Last year proved to be another banner year for the U.S. equity markets as the S&P 500 Index returned 23%. The S&P 500 Index generated a 69.1% return for the combined two year period from 1995 through 1996. This is only the fifth time since 1926 that the stock market returned almost 70% for a combined two year period. It last occurred during the 1975-1976 period. As this year began, the stock market continued to surge ahead. However, a more turbulent market environment emerged by the middle of the quarter as concerns regarding earnings and a jittery bond market began to bother investors. The major indices had fallen approximately 7% from their highs by the end of the quarter. This period was accompanied by significant levels of volatility as investors attempted to forecast the actions from the Federal Reserve. It appears that the increase in short-term interest rates had the most damaging effect on the market. While the weakness was broad based, the most severe downturn came in the technology and financial sectors. Still, the S&P 500 finished the quarter up 2.68%.

PERFORMANCE Total returns for the Fund and the benchmark Russell 2000 Small Stock Index follow this letter. The Fund has now outperformed the benchmark for three consecutive quarters despite holding nearly 30% in cash equivalents. The returns for the third and fourth fiscal quarters for the Fund were 8.42% and -1.30%, respectively, versus 5.12% and -5.16% for the Russell 2000 Index. The Fund's superior performance can be attributed to several of the holdings within the Fund. Innovex Corporation, a maker of precision electromagnetic products, has more than tripled in value over the past year.

Additionally, software developer Keane Incorporated has doubled in value in the last twelve months. Several holdings from the financial sector continue to provide returns significantly better than the market. Moreover, it is important to note that the Fund's cash position helped lessen the severity of the market decline during the fourth fiscal quarter.

PORTFOLIO Several of the Fund's holdings have been the target of acquisitions in recent months. PHH


                                                      1-800-869-5999 [Artwork]

Corporation, a business management firm and long time Fund holding, was purchased by HFS Incorporated. Two of the more recent additions to the Fund were also acquired during the last quarter. Measurex Corporation, a manufacturer of computer integrated manufacturing systems, agreed to be acquired by Honeywell Incorporated for $35 per share in cash while refrigerated display case maker, Kyzor Industrial, was purchased by Scotsman Industries for $43 per share in cash. The Fund acquired shares of Kyzor in July of 1996 and added shares of Measurex in November 1996.

The potential for takeover is not a consideration when purchasing shares of a company for the Fund. It is, we believe, merely a product of the Fund's discipline of focusing on companies that have delivered consistent earnings growth trading at discounted share valuations. There can be no assurance that any securities owned by the Fund will be the subject of takeovers.

DIVIDEND The Board of Trustees has declared an ordinary income dividend of $0.62 per share and a long-term capital gain distribution of $0.40 per share payable on May 30 to shareholders of record May 29.

As always, we remain committed to serving your investment needs.

Sincerely,

/s/ William J. Leugers, Jr.  /s/ Daniel R. Shick

William J. Leugers, Jr.      Daniel R. Shick
Executive Vice President     Vice President
and Portfolio Manager        and Portfolio Manager

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT   MAY 1, 1987 TO
                                                      MARCH 31, 1997

TOTAL RETURN PERIODS ENDED MARCH 31, 1997

                         ------ Average Annual ------
                       10 Years  5 Years 3 Years  1 Year
Opportunity Value Fund  10.30%   12.23%   14.42%  12.46%

                      GRADISON
                     OPPORTUNITY
                     VALUE FUND                 S&P                RUSSELL
                     -----------            ----------           -----------

Apr-87               $10,000.00             $10,000.00           $10,000.00
Apr-88                10,025.11               9,365.46             9,200.06
Apr-89                11,199.57              11,487.75            10,606.02
Apr-90                11,777.34              12,705.76            10,375.62
Apr-91                13,065.87              14,942.90            11,424.94
Apr-92                15,496.47              17,037.26            13,375.33
Apr-93                17,288.77              18,608.08            15,483.97
Apr-94                18,974.75              19,596.94            17,778.93
Mar-95                19,306.95              22,357.29            18,568.72
Mar-96                24,711.22              29,535.72            23,919.49
Mar-97                27,789.79              36,904.78            22,883.41


  Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Russell 2000 Small Stock Index is an unmanaged group of stocks representative of small company stock performance; the Standard & Poor's (S&P) 500 Composite Stock Price Index is an unmanaged group of common stocks widely recognized as an index of market performance. The investment returns of these indices do not include any securities transaction expenses.

FINANCIAL HIGHLIGHTS   (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            ELEVEN MONTHS
                                                  YEAR ENDED MARCH 31,          ENDED           YEAR ENDED APRIL 30,
                                               ------------------------     MARCH 31,1995     -----------------------
                                                  1997           1996          (NOTE 1)         1994           1993
Net asset value at beginning of period         $ 22.264        $ 18.100        $ 18.348       $ 17.547       $ 16.462
                                               --------        --------        --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                            .203            .193            .136           .086           .081
  Net realized and unrealized
    gains on investments                          2.509           4.731            .176          1.585          1.744
                                               --------        --------        --------       --------       --------
Total income from investment
  operations                                      2.712           4.924            .312          1.671          1.825
                                               --------        --------        --------       --------       --------
DISTRIBUTIONS TO SHAREHOLDERS:

  Dividends from net investment
    income                                        (.165)          (.185)          (.120)         (.070)         (.100)
  Distributions from realized
    capital gains                                (2.040)          (.575)          (.440)         (.800)         (.640)
                                               --------        --------        --------       --------       --------

Total distributions to shareholders              (2.205)          (.760)          (.560)         (.870)         (.740)
                                               --------        --------        --------       --------       --------

Net asset value at end of period               $ 22.771        $ 22.264        $ 18.100       $ 18.348       $ 17.547
                                               ========        ========        ========       ========       ========

Total return                                      12.46%          28.00%           1.75%(1)       9.75%         11.57%
                                               ========        ========        ========       ========       ========
RATIOS/SUPPLEMENTAL DATA:

Net assets at end of period (in millions)      $  114.5        $  103.0        $   84.7       $   83.3       $   68.2
Ratio of expenses to average net assets            1.36%           1.41%           1.37%(2)       1.38%          1.44%

Ratio of net investment income
  to average net assets                             .90%            .95%            .84%(2)        .47%           .61%

Portfolio turnover rate                           34.91%          23.98%          31.90%         40.41%         39.00%

Average commission paid per share traded       $   .029              --              --             --             --


(1) Total return represents the actual return over that period and has not been annualized.

(2) Annualized.



                See accompanying notes to financial statements.

STATEMENT OF NET ASSETS   MARCH 31, 1997

  SHARES        COMMON STOCKS - 70.51%             VALUE
          AUTOMOTIVES - 3.79%
  30,000  Amcast Industries Corporation      $        701,250
                                             ----------------
  25,000  Borg-Warner Auto, Inc.                    1,065,625
  15,000  Gleason Corporation                         491,250
  90,000  Wynn's International, Inc.                2,081,250
                                             ----------------
                                                    4,339,375
                                             ----------------
          BANKS - 10.20%
   5,000  First Empire State Corporation            1,600,000
  62,200  Firstar Corporation                       1,710,500
  46,350  HUBCO, Inc.                               1,042,875
  30,750  Mercantile Bankshares Corporation         1,026,281
  26,514  Old Kent Financial Corporation            1,249,472
  42,000  TCF Financial Corporation                 1,664,250
  33,000  TR Financial Corporation                  1,188,000
  24,800  Union Planters Corporation                1,007,500
  10,000  Zions Bancorporation                      1,187,500
                                             ----------------
                                                   11,676,378
                                             ----------------
          BUILDING MATERIALS - 4.33%
  43,000  ABT Building Products Company (1)           924,500
  39,000  Butler Manufacturing Company              1,384,500
  13,000  Hughes Supply Company                       424,125
  84,150  Republic Group Corporation                1,283,288
  34,000  Texas Industries, Inc.                      935,000
                                             ----------------
                                                    4,951,413
                                             ----------------
          BUSINESS SERVICES - 4.88%
  90,000  ABM Industries, Inc.                      1,687,500
  37,500  Interpool, Inc.                             576,563
 100,000  Norstan, Inc.(1)                          1,475,000
  40,000  PHH Corporation                           1,845,000
                                             ----------------
                                                    5,584,063
                                             ----------------
          CHEMICALS - 1.66%
  30,000  Cambrex Corporation                       1,005,000
  30,000  Ferro Corporation                           900,000
                                             ----------------
                                                    1,905,000
                                             ----------------
          COMPUTER HARDWARE - 2.64%
  60,000  Adaptec, Inc. (1)                         2,137,500
  56,250  D.H. Technologies, Inc. (1)                 878,906
                                             ----------------
                                                    3,016,406
                                             ----------------
          COMPUTER SOFTWARE - 1.60%
  37,000  Computer Data Systems, Inc.               1,096,125
  22,500  Keane, Inc. (1)                             739,688
                                             ----------------
                                                    1,835,813
                                             ----------------

          CONSUMER DURABLES - 2.23%
  55,000  Coachman Industries, Inc.          $      1,038,125
  60,000  Coastcast Corporation (1)                   787,500
  42,000  Culp, Inc.                                  724,500
                                             ----------------
                                                    2,550,125
                                             ----------------
          ELECTRONICS - 6.78%
  65,000  Bel Fuse, Inc. (1)                          788,125
  30,000  Bell Industries, Inc. (1)                   540,000
  13,500  CTS Corporation                             688,500
  25,000  ElectroScientific Industries, Inc.          631,250
  80,000  Innovex, Inc.                             1,960,000
  60,000  Input/Output, Inc. (1)                      870,000
  60,000  Kent Electronics Corporation (1)          1,380,000
  76,072  Sterling Electronics Corporation (1)        903,355
                                             ----------------
                                                    7,761,230
                                             ----------------
          FINANCIAL SERVICES - 4.32%
  75,000  Aames Financial Corporation               1,518,750
  33,000  Advanta Corporation                         886,875
  25,500  Alex. Brown Incorporated                  1,083,750
  46,000  Raymond James Financial, Inc.             1,454,750
                                             ----------------
                                                    4,944,125
                                             ----------------
          HEALTH CARE - 3.68%
 100,000  HealthSouth Corporation (1)               1,912,500
  70,000  Universal Health Services, Inc. (1)       2,301,250
                                             ----------------
                                                    4,213,750
                                             ----------------
          HOUSING - 4.70%
  80,000  Cavalier Homes, Inc.                        900,000
  34,000  Continental Homes Holding Corporation       565,250
  50,000  D.R. Horton, Inc.                           537,500
  43,000  Lennar Corporation                        1,053,500
  80,000  Oakwood Homes Corporation                 1,410,000
  50,000  Toll Brothers, Inc. (1)                     912,500
                                             ----------------
                                                    5,378,750
                                             ----------------

          INDUSTRIAL PRODUCTS - 2.82%
  40,000  Core Industries, Inc.                       580,000
  51,000  Global Industries Technologies, Inc. (1)    879,750
  25,000  Raymond Corporation                         693,750
  22,000  Transtechnology Corporation                 470,250
  25,000  United Dominion Industries, Inc.            609,375
                                             ----------------
                                                    3,233,125
                                             ----------------




                See accompanying notes to financial statements.

STATEMENT OF NET ASSETS   MARCH 31, 1997

  SHARES        COMMON STOCKS - (CONTINUED)                   VALUE
          INSURANCE COMPANIES - 6.67%
  35,000  American Bankers Insurance Group, Inc.       $     1,706,250
  26,000  Equitable of Iowa Corporation                      1,300,000
  56,100  Fremont General Corporation                        1,577,812
  66,811  GAINSCO, Inc.                                        601,299
  20,000  Orion Capital Corporation                          1,235,000
  29,000  Protective Life Corporation                        1,218,000
                                                       ---------------
                                                             7,638,361
                                                       ---------------
          NATURAL RESOURCES - 4.73%
  45,000  Mueller Industries, Inc. (1)                       1,760,625
  95,000  Patrick Industries, Inc.                           1,353,750
  37,000  Quanex Corporation                                   929,625
  40,000  Southdown, Inc.                                    1,370,000
                                                       ---------------
                                                             5,414,000
                                                       ---------------
          RETAIL TRADE & SERVICES - 2.56%
  80,000  Comair Holdings, Inc.                        $     1,730,000
  43,000  Waban, Inc. (1)                                    1,198,625
                                                       ---------------
                                                             2,928,625
                                                       ---------------
          SEMICONDUCTORS - 2.92%
  90,000  Chips & Technology, Inc. (1)                         933,750
  55,000  Dallas Semiconductor Corporation                   1,457,500
  60,000  EXAR Corporation (1)                                 945,000
                                                       ---------------
                                                             3,336,250
                                                       ---------------

          Total Common Stocks
            (Cost $48,572,301)                              80,706,789
                                                       ---------------

  PRINCIPAL                                                                                     INTEREST
    AMOUNT                         COMMERCIAL PAPER - 19.59%                         MATURITY    RATE (2)       VALUE
 $2,500,000   BMW US Capital                                                         4/30/97      5.32% $     2,489,286
  2,500,000   Campbell Soup                                                          4/09/97      5.25        2,497,083
  2,500,000   Du Pont (E.I.) de Nemours & Company                                    4/23/97      5.26        2,491,964
  2,500,000   Knight-Ridder                                                          5/07/97      5.60        2,486,000
  2,500,000   Lucent Technology                                                      5/14/97      5.37        2,483,965
  2,500,000   Metlife Funding                                                        5/07/97      5.31        2,486,725
  2,500,000   Norfolk Southern Corp                                                  4/23/97      5.60        2,491,445
  2,500,000   Philip Morris Company                                                  4/02/97      5.25        2,499,635
  2,500,000   Xerox Corporation                                                      4/16/97      5.25        2,494,531
                                                                                                        ---------------
              TOTAL COMMERCIAL PAPER (COST $22,420,634)                                                      22,420,634
                                                                                                        ---------------

                                 REPURCHASE AGREEMENT - 11.28%

 12,890,000   First National Bank of Chicago, dated 3/31/97, collateral; U.S. Treasury Note, 5 5/8% due
                 10/31/97 with a market value of $13,153,864; repurchase proceeds:  $12,892,184
                 (Cost $12,890,000)                                                  4/01/97      6.18       12,890,000
                                                                                                           ------------
              TOTAL INVESTMENTS, at value (Note 1) (Cost $83,882,935) - 101.36%                             116,017,423
                 Accrued investment advisory fee (Note 2) - (0.05%)                                             (64,861)
                 Other liabilities payable to adviser (Note 2) - (0.05%)                                        (59,725)
                 Other assets and liabilities, net - (1.26%)                                                 (1,441,980)
                                                                                                           ------------
              Net Assets - applicable to 5,026,263 outstanding shares
                 (no par value - unlimited number of shares authorized) (Note 4) - 100%                    $114,450,857
                                                                                                           ============
              Net asset value and redemption price per share (Note 1)                                      $      22.77
                                                                                                           ============

(1) Non-income producing

(2) For commercial paper, the rate is the discount rate at the time of purchase by the Fund. For repurchase agreements, the rate shown reflects the actual rate of return to the Fund.


                 See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

                                                                                       YEAR ENDED MARCH 31, 1997
 INVESTMENT INCOME:

   Interest                                                                          $1,657,156
   Dividends                                                                            812,130
                                                                                     ----------
      TOTAL INVESTMENT INCOME                                                                             $2,469,286

 EXPENSES:

   Investment advisory fee (Note 2)                                                     699,336
   Distribution (Note 2)                                                                544,851
   Transfer agency fees (Note 2)                                                        114,756
   Accounting services fees (Note 2)                                                     40,000
   Registration fees                                                                     26,156
   Custodian fees                                                                        18,717
   Professional fees                                                                     15,637
   Printing                                                                              12,635
   Trustees' fees (Note 2)                                                                7,222
   ICI dues                                                                               4,458
   Other                                                                                  1,148
                                                                                     ----------
      TOTAL EXPENSES                                                                                       1,484,916
                                                                                                         -----------
  NET INVESTMENT INCOME                                                                                      984,370
                                                                                                         -----------
  NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

   Net realized gain on investments                                                   9,839,496

   Net change in unrealized appreciation of investments                               1,731,084
                                                                                     ----------

  NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                                        11,570,580
                                                                                                         -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $12,554,950
                                                                                                         ===========




                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED MARCH 31,
                                                                             1997                1996
FROM OPERATIONS:
Net investment income                                                   $     984,370       $     873,255
Net realized gain on investments                                            9,839,496           4,563,431
Net change in unrealized appreciation of investments                        1,731,084          17,064,801
                                                                        -------------       -------------
     Net increase in net assets resulting from operations                  12,554,950          22,501,487
                                                                        -------------       -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                        (780,766)           (836,073)
Net realized capital gains                                                 (9,624,857)         (2,617,212)
                                                                        -------------       -------------
     Decrease in net assets from distributions to shareholders            (10,405,623)         (3,453,285)
                                                                        -------------       -------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                  74,520,949          57,418,476
Net asset value of shares issued in reinvestment of distributions          10,317,863           3,398,854
Payments for shares redeemed                                              (75,515,812)        (61,625,425)
                                                                        -------------       -------------
     Net increase (decrease) in net assets from Fund share transactions     9,323,000            (808,095)
                                                                        -------------       -------------
TOTAL INCREASE IN NET ASSETS                                               11,472,327          18,240,107
NET ASSETS:
Beginning of year                                                         102,978,530          84,738,423
                                                                        -------------       -------------
End of year (including undistributed net investment income of
     $379,986 and $176,382, respectively) (Note 1)                      $ 114,450,857       $ 102,978,530
                                                                        =============       =============
NUMBER OF FUND SHARES:
Sold                                                                        3,262,371           2,817,109
Issued in reinvestment of distributions to shareholders                       454,117             180,968
Redeemed                                                                   (3,315,616)         (3,054,423)
                                                                        -------------       -------------
     Net increase (decrease) in shares outstanding                            400,872             (56,346)
Outstanding at beginning of year                                            4,625,391           4,681,737
                                                                        -------------       -------------
Outstanding at end of year                                                  5,026,263           4,625,391
                                                                        =============       =============


                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison Growth Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was created under Ohio law on May 31, 1983; it commenced investment operations and the public offering of its shares on August 16, 1983. The Trust consists of four series, the Gradison Opportunity Value Fund, the Gradison Established Value Fund, the Gradison Growth & Income Fund, and the Gradison International Fund (collectively, the "Funds"); each of which, in effect, represents a separate diversified fund with its own investment policies. This Annual Report to Shareholders pertains only to the Gradison Opportunity Value Fund (the "Fund"). The Fund's investment objective is to seek long-term capital growth by investing primarily in common stocks.

The Fund changed its fiscal year end to March 31, effective with the September 30, 1994 Semiannual Report.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- Portfolio securities listed or traded on the New York or American Stock Exchanges are valued at the last sale price on that exchange, or if there were no sales that day, the securities are valued at the closing bid price. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Commercial paper and discount notes are valued using the amortized cost method which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available are valued at their fair value as determined by management using procedures approved by the Board of Trustees.

Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying security and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Fund enters into repurchase agreements only with selected domestic banks and securities dealers which the Fund's investment adviser believes present minimal credit risk. Refer to the Fund's Statement of Net Assets for the face amount of repurchase agreements and repurchase proceeds as of March 31, 1997.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is equal to the cost as shown on the Statement of Net Assets. For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at March 31, 1997 was $33,508,976 and $1,374,488, respectively.

FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS -- The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The redemption price per share is equal to the net asset value per share.

Distributions to shareholders are recorded on the ex-dividend date.

EXPENSES -- Common expenses incurred by the Trust are allocated to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Trust. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Trust's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement ("Agreement"). Under the terms of the Agreement, effective June 1, 1995, the Fund pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of .65% on the first $100 million, .55% on the next $100 million and
 .45% on any amounts in excess of $200 million. McDonald is to reimburse the Fund for the amount by which the Fund's aggregate expenses for a fiscal year, including the advisory fee but excluding interest, taxes and extraordinary expenses, exceed limits set by state securities regulations. No such reimbursement was required for the year ended March 31, 1997. Prior to June 1, 1995, the Fund paid McDonald an investment advisory fee at an annual rate of
 .90% on the first $100 million, .80% on the next $100 million and .70% on any amounts in excess of $200 million.

The Agreement provides that McDonald bears the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Fund.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, effective June 1, 1995, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Fund. The Fund pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $18.25 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .03% on the first $100 million, .02% on the next $100 million, and .01% on any amount in excess of $200 million, with a minimum annual fee of $40,000.

Prior to June 1, 1995, the Fund paid McDonald a monthly fee at an annual rate of $7.36 per shareholder non-zero balance account for data processing services provided to the Fund plus the cost of shareholder statement printing. Prior to June 1, 1995, the Fund also reimbursed McDonald for the cost of furnishing personnel to perform shareholder and certain other services.

NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997

In accordance with the terms of a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays McDonald a fee for its assistance in distribution of shares of the Fund. Effective June 1, 1995, in connection with a reduction of the investment advisory fee by .25%, the Distribution Service Plan was amended to increase the total fee by .25% to .50%, the components of which are set forth in the remainder of this paragraph. The Fund pays McDonald a service fee for personal services to shareholders, including shareholder liaison services such as responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets. The Fund also pays McDonald a fee for its assistance in selling shares of the Fund including advising shareholders regarding purchase, sale and retention of Fund shares. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $5,000 payable in quarterly installments for service during each fiscal quarter and (b) $500 for each Board of Trustees or committee meeting attended.

NOTE 3 -- SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

For the year ended March 31, 1997, the cost of purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $27,311,968 and $31,306,273, respectively.

NOTE 4 -- NET ASSETS

  Net assets of the Fund consisted of:
                                                 MARCH 31, 1997
Aggregate paid-in capital                         $ 77,416,037
Accumulated undistributed net investment income        379,986
Accumulated undistributed net realized gains         4,520,346
Net unrealized appreciation of investments          32,134,488
                                                  ------------
  Net Assets                                      $114,450,857
                                                  ============
--------------------------------------------------------------

===============================================================================

SUPPLEMENTAL INFORMATION (UNAUDITED)

During the year ended March 31, 1997, the Fund made total distributions of $2.205 per share, of which $.165 was treated as ordinary income, 23% qualified for the dividends-received deduction for corporations, and $2.04 was treated as long-term capital gain.

The Board of Trustees declared an ordinary income dividend of $0.62 per share and a long-term capital gain distribution of $0.40 per share payable on May 30, 1997 to shareholders of record on May 29, 1997.

                             [ARTHUR ANDERSEN LOGO]

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Gradison Opportunity Value Fund of the Gradison Growth Trust:

We have audited the accompanying statement of net assets of the Gradison Opportunity Value Fund of the Gradison Growth Trust (an Ohio business trust) as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison Opportunity Value Fund of the Gradison Growth Trust as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


                                             Arthur Andersen LLP



Cincinnati, Ohio,
May 7, 1997

GROWTH &
INCOME FUND

ANNUAL REPORT
MARCH 31, 1997

[GRADISON GROWTH MUTUAL FUNDS LOGO]

This material is intended for distribution to shareholders of the Gradison Growth & Income Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison Growth & Income Fund. McDonald & Company Securities, Inc.--Distributor

Gradison Mutual Funds
580 Walnut Street
Cincinnati, Ohio  45202-3198

Gradison Growth & Income Fund
Letter to Shareholders


May 15, 1997

Dear Shareholder:

I am pleased to report to you that the Gradison Growth & Income Fund had a 3.5% return for the first three months in 1997. We are proud that the Fund was one of only a few equity funds that had a positive return for that time period and also outperformed the S&P 500 Index.

INVESTMENT PERFORMANCE For the year ending March 31, 1997, your Fund achieved a total return of 18.3%. This compares to the 19.8% total return achieved by the S & P 500 for the same time period. Since your Fund's inception -- February 28, 1995, it has achieved an annualized total return of 20.5% and the S&P 500's total return for the same period was 26.3%.*

Total returns for the periods ending March 31, 1997:

                      3 MONTHS           SINCE 2/28/95
                         NOT                AVERAGE
                     ANNUALIZED  1 YEAR    ANNUALIZED
  Gradison Growth
    & Income Fund       3.5%     18.3%        20.5%
  S&P 500               2.7      19.8         26.3

The favorable performance achieved by your Fund for the first three months is attributable to its more conservative nature of sector diversification. The Fund's smaller position in technology and larger exposure to defensive stocks helped achieve the superior return during the period.

For the year ending March 31, 1997, the Fund's strong defensive nature and low exposure to technology and cyclical stocks held the annual total return modestly below that of the S&P 500 index.

PORTFOLIO At March 31, 1997, your Fund approached an asset value of twenty-six million dollars. At March 31, 1997, over 95% of the Fund was invested in common stock.

Throughout this year of rising stock prices, we have continued to focus on our primary objective and have not deviated from our stated investment policies. Simply put, the Fund's success is attributable to its investment in quality common stocks at value prices. Indeed, as shown in the following tables, your Fund's assets are invested in the common stock of high quality, well-known companies with histories of growing profits and dividends. It is our view that companies with these characteristics are usually good candidates for capital appreciation and income growth.



                                                           1-800-869-5999 [LOGO]

The Fund's stock portfolio exhibited the following value and growth characteristics at March 31, 1997:

                               GRADISON GROWTH   S&P 500
                                & INCOME FUND     INDEX
  Yield                              2.5%          2.0%
  Price/earnings ratio**            16.3x         16.6x
  Return on equity                  19.6%         17.0%
  Annual 5 year earnings
    growth rate                     11.1%         14.4%
  Annual 5 year dividend
    growth rate                      9.9%          4.1%
  Beta                               0.99          1.00

  **based on 1997 earnings estimates

Dividends play an important role in this Fund. Studies have shown that an "above-average dividend yield" strategy is one of the best approaches for selecting superior stocks.

Every stock in the Fund has a history of dividend increases.

The top ten holdings of the Fund at March 31, 1997, and their current dividend yields are presented below. All but two have dividend yields higher than the 2.0% current yield of the S&P 500 index.

                  COMPANY                  CURRENT YIELD
  Exxon Corp.                                  2.9%
  Morgan (J.P.) & Co.                          3.6
  Pitney Bowes Inc.                            2.0
  CPC International Inc.                       2.7
  Hewlett-Packard Co.                          0.9
  Mobil Corp.                                  3.2
  DuPont (E.I.) de Nemours                     2.2
  Bristol-Myers Squibb Co.                     2.6
  Cincinnati Financial Corp.                   2.3
  Norwest Corporation                          2.6

Portfolio diversification is important, too. The following table shows the five largest sectors of investment for the Fund. We maintain a defensive posture with a strong sector exposure to consumer non-durables.

                  SECTOR                     WEIGHTING
  Consumer Non-durables                         17%
  Technology                                    15
  Energy Services                                9
  Healthcare                                     8
  Financial Services                             8

The Fund is tax efficient for shareholders subject to income taxation as evidenced by its low portfolio turnover. Low turnover in the Fund's holdings results in fewer realized capital gains and losses. Therefore, less of the total return earned for shareholders is currently taxable.

DIVIDENDS TO FUND SHAREHOLDERS In the fiscal year ending March 31, 1997, shareholders received the following distributions.

                               INCOME       CAPITAL GAINS
                            DISTRIBUTIONS   DISTRIBUTIONS
  May 31, 1996                 $0.05           $0.05
  August 30, 1996               0.05              --
  November 29, 1996             0.05            0.08
  December 31, 1996
    (year end distribution)     0.03              --
  February 28, 1997             0.03              --

In total, $0.34 per share was distributed to shareholders in the fiscal year just ended compared to the $0.22 per share distributed last year. The Fund distributes its income each quarter and distributes capital gains twice a year. Subject to the Board of Trustees' approval, we expect to pay our next dividend consisting of earned income and capital gains in May, 1997.

DIVIDEND REINVESTMENT PLAN The Fund has a dividend reinvestment plan available to all shareholders. You may elect to automatically receive cash payments of dividends and/or capital gains distributions. You may change or terminate this election at any time.

MARKET OUTLOOK The economy has entered its seventh year of growth. Growth this year has been exceptionally robust, warding off fears of declining corporate profits. Expectations of Federal Reserve tightening of interest rates are mixed. The recent rise in the US dollar against foreign currencies is likely to be reflected in near term lower economic growth and inflation. These factors are but a few among several causing volatility in market prices as investors react to monthly economic reports.

Stock market averages are at high levels and prices for stocks have become more volatile as economic scenarios give mixed signals. A good number of companies are expected to record earnings gains this year. We are maintaining a generally cautious approach to common stock selection with emphasis on earnings reliability, reasonable price/earnings multiples, and dividend growth.

PUBLISHED PRICES The Gradison Growth & Income Fund (ticker symbol GRINX) is listed in daily newspaper mutual fund price listings along with the other Gradison Mutual Funds.

All of us with the Gradison Growth & Income Fund thank you for your confidence and trust. We will continue to do our best to serve you and your investing needs.

Sincerely,

/s/ Julian C. Ball

Julian C. Ball, CFA
Executive Vice President and Portfolio Manager

Footnote:

*This represents historical performance. The investment return and value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total return includes changes in share value and reinvestment of all distributions. [From the inception of the Fund the investment advisor has waived certain fees owed by the Fund and paid certain Fund expenses, which had the effect of increasing the Fund's return.]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT   FEBRUARY 28, 1995 TO
                                                      MARCH 31, 1997


NOTES TO FINANCIAL STATEMENTS   MARCH 31, 1997 (Unaudited)

                             2/28/95   3/31/95   6/30/95   9/30/95   12/31/95  3/31/96   6/30/96   9/30/96  12/31/96   3/31/97
GRADISON GROWTH &
  INCOME FUND                $10,000   $10,126   $10,606   $11,241   $12,034   $12,465   $12,904   $13,333   $14,258   $14,751
S&P 500                      $10,000   $10,273   $11,176   $11,990   $12,637   $13,244   $13,760   $14,101   $15,209   $15,534

                  TOTAL RETURN PERIODS ENDED MARCH 31, 1997

                                Inception
                        1 Year   2/28/95
Growth & Income Fund     18.33%   20.47%


Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Standard & Poor's (S&P) 500 Composite Stock Price Index is an unmanaged group of common stocks widely recognized as an index of market performance the investment returns of which do not include any securities transaction expenses. Expense reimbursement by the Fund's investment adviser increased return during the period shown. Such reimbursement is subject to termination which would reduce future returns.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
(UNAUDITED)

                                                        YEAR ENDED MARCH 31,    FOR THE PERIOD
                                                      ----------------------   FEBRUARY 28, 1995*
                                                        1997           1996    TO MARCH 31, 1995
Net asset value at beginning of period                $18.459        $15.189        $15.000
                                                      -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                                  .246           .173           .030
  Net realized and unrealized gains on investment       3.112          3.317           .159
                                                      -------        -------        -------
Total income from investment operations                 3.358          3.490           .189
                                                      -------        -------        -------
DISTRIBUTIONS TO SHAREHOLDERS:

  Dividends from net investment income                  (.210)         (.185)
  Distributions from realized capital gains             (.130)         (.035)
                                                      -------        -------        -------
Total distributions to shareholders                     (.340)         (.220)
                                                      -------        -------        -------
Net asset value at end of period                      $21.477        $18.459        $15.189
                                                      =======        =======        =======
Total return                                            18.33%         23.09%          1.27% (1)
                                                      =======        =======        =======
RATIOS/SUPPLEMENTAL DATA:

Net assets at end of period (in millions)             $  25.7        $  12.0        $   1.2

RATIOS NET OF EXPENSES WAIVED
AND REIMBURSED BY THE ADVISER (2):

  Ratio of expenses to average net assets                1.50%          1.50%          0.00% (3)
  Ratio of net investment income
    to average net assets                                1.34%          1.39%          4.09% (3)

RATIOS ASSUMING NO ADVISER WAIVER
OR REIMBURSEMENT OF EXPENSES (2):

  Ratio of expenses to average net assets                1.74%          2.87%         13.88% (3)
  Ratio of net investment income (loss)
    to average net assets                                1.09%           .01%         (9.79%)(3)
  Portfolio turnover rate                               16.01%          3.07%          3.62%

Average commission paid per share traded              $  .046             --             --

(1) Total return represents the actual return over the period and has not been annualized.

(2) The adviser absorbed expenses of the Fund through waiver of fees and reimbursement of certain expenses (Note 2).

(3) Annualized.

* Date of public offering



                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS MARCH 31, 1997

  SHARES        COMMON STOCKS - 94.75%          VALUE
          Bank Services - 7.39%
   8,000  Huntington Bankshares,
            Incorporated                    $     210,000
  10,000  Morgan (J.P.) & Company
            Incorporated                          982,500
  15,000  Norwest Corporation                     693,750
                                            -------------
                                                1,886,250
                                            -------------
          CHEMICALS - 6.29%
  15,000  Avery-Dennison Corporation              577,500
   7,000  Du Pont (E.I.) de Nemours
            & Company                             742,000
  15,000  Schulman, (A.) Inc.                     285,000
                                            -------------
                                                1,604,500
                                            -------------
          CONSUMER DURABLES - 2.39%
   5,000  Cooper Tire & Rubber Company             92,500
  10,000  TRW Inc.                                517,500
                                            -------------
                                                  610,000
                                            -------------
          CONSUMER
             NON-DURABLES - 17.24%
  10,000  Archer Daniels Midland                  178,750
  10,000  CPC International, Inc.                 820,000
  15,000  Heinz (H.J.) Company                    592,500
  10,000  International Flavors
            & Fragrances, Inc.                    437,500
  10,000  Kellogg Company                         672,500
  20,000  Newell Company                          670,000
  14,000  Pepsico, Inc.                           456,750
   5,000  Procter & Gamble Company                575,000
                                            -------------
                                                4,403,000
                                            -------------
          ENERGY - 9.47%
   8,000  Chevron Corporation               $     557,000
  10,000  Exxon Corporation                     1,077,500
   6,000  Mobil Corporation                       783,750
                                            -------------
                                                2,418,250
                                            -------------
          FINANCIAL SERVICES - 7.69%
  15,000  American General Corporation            611,250
  10,000  Cincinnati Financial Corporation        702,500
  10,000  St. Paul Companies                      648,750
                                            -------------
                                                1,962,500
                                            -------------
          HEALTHCARE &
             PHARMACEUTICALS - 8.11%
  10,000  American Home Products
            Corporation                           600,000
  12,000  Bristol-Myers Squibb Company            708,000
   7,000  Merck & Co., Inc.                       589,750
   2,000  Warner-Lambert Company                  173,000
                                            -------------
                                                2,070,750
                                            -------------
          INDUSTRIAL PRODUCTS - 5.94%
   6,000  General Electric Company                595,500
  10,000  Pall Corporation                        231,250
  10,000  WMX Technologies, Inc.                  306,250
  20,000  Worthington Industries, Inc.            382,500
                                            -------------
                                                1,515,500
                                            -------------
          RETAIL TRADE
             & SERVICES - 5.39%
   5,000  J.C. Penney Company, Inc.               238,125
  10,000  May Department Stores Co.               455,000
  10,000  McDonald's Corporation                  472,500
   5,000  Walgreen Co.                            209,375
                                            -------------
                                                1,375,000
                                            -------------

                See accompanying notes to financial statements.


PORTFOLIO OF INVESTMENTS MARCH 31, 1997
  SHARES        COMMON STOCKS (CONTINUED)      VALUE
          TECHNOLOGY - 15.14%

  10,000  Automated Data
            Processing, Inc.            $     418,750
                                        -------------
  10,500  Diebold, Inc.                       395,063
  15,000  Hewlett Packard Company             798,750
   3,000  Intel Corporation                   417,000
   7,000  Minnesota Mining &
            Manufacturing Company             591,500
   6,000  Motorola Inc.                       362,250
  15,000  Pitney-Bowes, Inc.                  881,250
                                        -------------
                                            3,864,563
                                        -------------
          TELECOMMUNICATIONS - 5.42%
  10,000  Ameritech Corporation               615,000
   4,000  Bell Atlantic
            Corporation                       243,500
  10,000  SBC Communications, Inc.            526,250
                                        -------------
                                            1,384,750
                                        -------------
          TRANSPORTATION - 1.23%
  10,000  Illinois Central
            Corporation                 $     315,000
                                        -------------
          UTILITIES - 3.05%
  10,000  Central & South West
            Corporation                       213,750
   8,000  Duke Power Company                  353,000
  10,000  Southern Corporation                211,250
                                        -------------
                                              778,000
                                        -------------
          TOTAL COMMON STOCKS
            (COST $20,675,399)             24,188,063
                                        -------------

  PRINCIPAL                                                                                     INTEREST
    AMOUNT                      REPURCHASE AGREEMENT - 5.25%                         MATURITY    RATE (1)       VALUE
 1,340,000     First National Bank of Chicago, dated 3/31/97, collateral;
                 U.S. Treasury Note, 55/8% due 10/31/97 with a market value of $1,369,555; repurchase proceeds: $1,340,227
                 (COST $1,340,000)                                                    4/01/97     6.18%       1,340,000
                                                                                                            -----------
               TOTAL INVESTMENTS, AT VALUE (NOTE 1)
                 (COST $22,015,399) - 100%                                                                  $25,528,063
                                                                                                            ===========

(1) For repurchase agreements, the interest rate reflects the actual rate of return to the Fund.




               See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                                    MARCH 31, 1997
ASSETS
  Investments in securities, at value (Note 1) (Cost $22,015,399)    $25,528,063
  Receivable for Fund shares sold                                        191,726
  Dividends and interest receivable                                       55,412
  Prepaid expenses and other assets                                        9,390
  Cash                                                                     8,488
  Organization expenses, net (Note 1)                                      3,678
                                                                     -----------
      TOTAL ASSETS                                                    25,796,757
                                                                     ===========
LIABILITIES
  Accrued investment advisory fee (Note 2)                                72,378
  Other accrued expenses payable to adviser (Note 2)                      15,517
  Other accrued expenses and liabilities                                   5,253
  Payable for Fund shares redeemed                                         1,888
                                                                     -----------
      TOTAL LIABILITIES                                                   95,036
                                                                     -----------
NET ASSETS                                                           $25,701,721
                                                                     ===========
Net assets consist of:
  Aggregate paid-in capital                                          $21,896,418
  Accumulated undistributed net investment income                         63,881
  Accumulated undistributed net realized gains                           228,758
  Net unrealized appreciation of investments                           3,512,664
                                                                     -----------
Net Assets                                                           $25,701,721
                                                                     ===========
Shares of capital stock outstanding
  (no par value - unlimited number of shares authorized)               1,196,719
                                                                     ===========
Net asset value and redemption price per share (Note 1)              $     21.48
                                                                     ===========


                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                                                        YEAR ENDED MARCH 31, 1997
INVESTMENT INCOME:
   Dividends                                                                         $  462,906
   Interest                                                                              49,799
                                                                                      ---------
      TOTAL INVESTMENT INCOME                                                                            $  512,705

EXPENSES:
   Investment advisory fee (Note 2)                                                     117,370
   Distribution (Note 2)                                                                 90,284
   Accounting services fees (Note 2)                                                     40,000
   Transfer agency fees (Note 2)                                                         23,835
   Professional fees                                                                     17,713
   Trustees' fees (Note 2)                                                                9,124
   Registration fees                                                                      8,655
   Printing                                                                               5,423
   Amortization of organization expense (Note 1)                                          1,261
   Other                                                                                  1,380
                                                                                      ---------
      TOTAL EXPENSES                                                                    315,045
      LESS FEES WAIVED BY THE ADVISER (NOTE 2)                                          (44,992)
                                                                                      ---------
      NET EXPENSES                                                                                          270,053
                                                                                                         ----------
  NET INVESTMENT INCOME                                                                                     242,652
  NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gain on investments                                                     337,124
   Net change in unrealized appreciation of investments                               2,325,455
                                                                                      ---------
  NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                                        2,662,579
                                                                                                         ----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $2,905,231
                                                                                                         ==========


                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED MARCH 31,
                                                                       -------------------------------
                                                                           1997                1996
FROM OPERATIONS:
  Net investment income                                                $    242,652       $     90,227
  Net realized gain on investments                                          337,124             19,093
  Net change in unrealized appreciation of investments                    2,325,455          1,179,997
                                                                       ------------       ------------
      Net increase in net assets resulting from operations                2,905,231          1,289,317
                                                                       ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                                    (190,392)           (81,010)
  Net realized capital gains                                               (112,745)           (15,124)
                                                                       ------------       ------------
      Decrease in net assets from distributions to shareholders            (303,137)           (96,134)
                                                                       ------------       ------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                                              13,724,115         10,777,990
  Net asset value of shares issued in reinvestment of distributions         297,051             93,588
  Payments for shares redeemed                                           (2,898,897)        (1,295,409)
                                                                       ------------       ------------
      Net increase in net assets from Fund share transactions            11,122,269          9,576,169
                                                                       ------------       ------------
Total increase in net assets                                             13,724,363         10,769,352
NET ASSETS:
  Beginning of year                                                      11,977,358          1,208,006
                                                                       ------------       ------------
  End of year (including undistributed net investment
      income of $63,881 and $11,621, respectively) (Note 1)            $ 25,701,721       $ 11,977,358
                                                                       ============       ============
NUMBER OF FUND SHARES:
  Sold                                                                      674,493            640,085
  Issued in reinvestment of distributions to shareholders                    14,650              5,402
  Redeemed                                                                 (141,301)           (76,141)
                                                                       ------------       ------------
      Net increase in shares outstanding                                    547,842            569,346
  Outstanding at beginning of year                                          648,877             79,531
                                                                       ------------       ------------
  Outstanding at end of year                                              1,196,719            648,877
                                                                       ============       ============

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS   MARCH 31, 1997


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison Growth Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was created under Ohio law on May 31, 1983; it commenced investment operations and the public offering of its shares on August 16, 1983. The Trust consists of four series, the Gradison Growth &Income Fund, the Gradison Established Value Fund, the Gradison Opportunity Value Fund and the Gradison International Fund (collectively, the "Funds"); each of which, in effect, represents a separate diversified fund with its own investment policies. This Annual Report to Shareholders pertains only to the Gradison Growth & Income Fund (the "Fund"), the public offering of shares of which commenced on February 28, 1995. The Fund's investment objective is to seek long-term growth of capital, current income, and growth of income consistent with reasonable investment risk.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- Portfolio securities listed or traded on the New York or American Stock Exchanges are valued at the last sale price on that exchange, or if there were no sales that day, the securities are valued at the closing bid price. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Commercial paper and discount notes are valued using the amortized cost method which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available are valued at their fair value as determined by management using procedures approved by the Board of Trustees.

Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying security and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Fund enters into repurchase agreements only with selected domestic banks and securities dealers which the Fund's investment adviser believes present minimal credit risk. Refer to the Fund's Portfolio of Investments for the face amount of repurchase agreements and repurchase proceeds as of March 31, 1997.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

NOTES TO FINANCIAL STATEMENTS   MARCH 31, 1997


In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is equal to the cost as shown on the Statement of Assets and Liabilities. For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at March 31, 1997 was $3,819,869 and $307,205, respectively.

FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS -- The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The redemption price per share is equal to the net asset value per share.

Distributions to shareholders are recorded on the ex-dividend date.

EXPENSES -- Common expenses incurred by the Trust are allocated to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Trust. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

ORGANIZATION EXPENSES -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over 60 months commencing upon the public offering of the Fund's shares.

NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Trust's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement ("Agreement"). Under the terms of the Agreement, the Fund pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of .65% on the first $100 million, .55% on the next $100 million and .45% on any amounts in excess of $200 million. McDonald is to reimburse the Fund for the amount by which the Fund's aggregate expenses for a fiscal year, including the advisory fee but excluding interest, taxes and extraordinary expenses, exceed limits set by state securities regulations.

The Agreement provides that McDonald bears the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Fund.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Fund. The Fund pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $18.25 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .03% on the first $100 million, .02% on the next $100 million and .01% on any amount in excess of $200 million, with a minimum annual fee of $40,000.

Under the terms of an Expense Reimbursement Agreement, McDonald has agreed to forego fees owed to it under the Advisory Agreement or any other agreement with the Trust and to reimburse the Fund if, and to the extent that, expenses (excluding brokerage commissions, taxes, interest and extraordinary items) borne by the Fund in any fiscal year exceed 1.50% of the average net assets of the Fund. This agreement is in effect until July 31, 1997 and is subject to

NOTES TO FINANCIAL STATEMENTS   MARCH 31, 1997

termination by either party upon written notice subsequent to that date. In addition, McDonald may, at its discretion, agree to waive fees and/or reimburse the Fund for other expenses in order to limit the Fund's expenses to a specified percentage of average net assets lower than 1.50%. For the year ended March 31, 1997, McDonald waived advisory fees of $44,992.

In accordance with the terms of a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays McDonald a service fee for personal services to shareholders including shareholder liaison services such as responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of
 .25% of the Fund's average daily net assets. The Fund also pays McDonald a fee for its assistance in selling shares of the Fund including advising shareholders regarding purchase, sale and retention of Fund shares. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $5,000 payable in quarterly installments and (b) $500 for each Board of Trustees or committee meeting attended.

NOTE 3 -- SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

For the year ended March 31, 1997, the cost of purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $12,612,282 and $2,702,873, respectively.

================================================================================

SUPPLEMENTAL INFORMATION (UNAUDITED)

During the period ended March 31, 1997, the Fund made total distributions of $.34 per share, $.33 of which was treated as ordinary income, 100% qualified for the dividends-received deduction for corporations, and $.01 was treated as long-term capital gain.

The Board of Trustees declared an ordinary income dividend of $0.15 per share and a long-term capital gain distribution of $0.09 per share payable on May 30, 1997 to shareholders of record on May 29, 1997.

                             [ARTHUR ANDERSEN LOGO]


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Gradison Growth & Income Fund of the Gradison Growth Trust:

We have audited the accompanying statement of assets and liabilities of the Gradison Growth & Income Fund of the Gradison Growth Trust (an Ohio business trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison Growth & Income Fund of the Gradison Growth Trust as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                        ARTHUR ANDERSEN LLP


Cincinnati, Ohio,
May 7, 1997

GRADISON FAMILY OF FUNDS

Increasingly, MUTUAL FUNDS are the preferred vehicle for starting and building an investment program. And today, GRADISON is a preferred name in mutual funds for a GROWING number of investors.

GOVERNMENT INCOME FUND

An income fund which invests in intermediate to long-term U.S. Government securities.

OHIO TAX-FREE INCOME FUND

An income fund which seeks to provide income exempt from regular Federal income tax and Ohio state personal income tax.*

ESTABLISHED VALUE FUND

A common stock fund that seeks long-term capital growth by investing in companies that are included in the Standard & Poor's 500 Index and other large companies.

OPPORTUNITY VALUE FUND

A common stock fund that seeks long-term capital growth by investing in companies that are generally smaller in size than those included in the Standard & Poor's 500 Index.

INTERNATIONAL FUND

A common stock fund that seeks capital growth by investing in common stocks of non-United States companies.

MONEY MARKET FUNDS

Gradison offers a full range of taxable and tax-free money market funds.

Prospectuses are available upon request by calling (800) 869-5999 and should be read carefully before you invest. AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE $1.00 SHARE PRICE. The return and principal value of an investment in other funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The returns of all funds will fluctuate.

* Investment income may be subject to the federal alternative minimum tax. Capital gains, if any, are taxable.

                                 INTERNATIONAL
                                 FUND




                                 Annual Report



                                 March 31, 1997


                                     [LOGO]

Gradison Mutual Funds
580 Walnut Street
Cincinnati, Ohio  45202-3198



This material is intended for distribution to shareholders of the Gradison International Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison International Fund. McDonald & Company Securities, Inc.--Distributor

GRADISON INTERNATIONAL FUND
Letter to Shareholders


May 15, 1997


Dear Shareholder:


It has been approximately two years since we commenced operations in the Gradison International Fund. You will recall that we chose Blairlogie Capital Management of Edinburgh, Scotland to be our subadvisor to this Fund. Blairlogie specializes in managing international portfolios and offers a strategy which includes investments in both developed and emerging stock markets, called the hybrid strategy.

The Fund has continued to attract new shareholders and now stands at well over $24 million in assets. The Fund is now listed on NASDAQ under the symbol INTFX and appears daily in most major newspapers under the heading Gradison. These milestones could not have been accomplished without the support of our shareholders, and for that, we thank you.

PORTFOLIO The Fund seeks growth of capital by investing in common stocks of companies based outside of the United States. The Fund generally invests a maximum of 30% of assets in companies based in emerging market countries. As of March 31, the top five countries represented 45.78% of the Fund's total investments in securities as listed below:

                                     PERCENT OF
      COUNTRY                        NET ASSETS

  Japan                                17.55%
  Germany                               8.26%
  United Kingdom                        8.09%
  Switzerland                           6.09%
  Malaysia                              5.79%

-------------------------------------------------------------------------------


The remaining 54.22% of the portfolio was diversified over an additional seven developed and fourteen emerging markets. The entire portfolio breakdown is shown in the enclosed financial statements.

INVESTMENT PERFORMANCE We are encouraged by the Fund's recent performance results. For the quarter ended March 31, 1997, the Fund showed a total return of 1.2% versus -0.2 for the Hybrid Index. For the past year, the results were 2.8% versus 2.4%. The results for the recent quarter and year are largely attributable to our decision to be overweighted in the emerging market countries and underweighted in Japan relative to the index. Since inception, the Fund has returned 4.6% versus 5.8%. We believe the Fund's lower return during this period can be largely attributed to it being in a start-up phase.

OUTLOOK Throughout much of the past year, attention has been focused on the domestic equity market where investors have enjoyed above average returns. However, the recent decline in the domestic market may cause investors to renew their interest in the international markets. Regardless of the short-term behavior of the domestic equity markets, we believe that investors with a long-term perspective should benefit from having an international component in their portfolios.

The reasons for this are severalfold. First, prudent


                                                         1-800-869-5999[Artwork]
investors diversify. As the recent period indicates, markets rarely move in tandem. Second, valuations in the international markets appear to be more compelling than domestic valuations. This is particularly the case in the emerging markets where the underlying economic growth is quite rapid. Third, demographic trends suggest the increasing importance of foreign economies and their equity markets.

We appreciate your investment in the Gradison International Fund. We will do our best to serve your investing needs.

Sincerely,

/s/ Bradley E. Turner

Bradley E. Turner


*During the past year we began comparing the performance of the Fund against the MSCI EAFE/EMS Index instead of the Hybrid and EAFE Indices. This index has increasingly become the preferred benchmark for Funds that invest in both developed and emerging markets. Moreover, we believe this will provide our shareholders with a more relevant comparison in the years ahead. While we show all three indices in the following chart to comply with regulatory requirements, in the future we will show only the MSCI EAFE/EMS Index.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT            MAY 31, 1995 TO
                                                               MARCH 31, 1997



             GRADISON INTERNATIONAL FUND       EAFE Index       Hybrid Index    EAFE/EMS Index
             ---------------------------       -----------      ------------    --------------

5/31/95              $10,000                    $10,000           $10,000          $10,000
6/30/95               10,026                      9,827             9,888            9,850
9/30/95                9,986                     10,244            10,163           10,201
12/31/95              10,148                     10,667            10,415           10,540
3/31/96               10,569                     10,984            10,830           10,855
6/30/96               10,890                     11,166            11,091           11,116
9/30/96               10,636                     11,160            10,968           11,039
12/31/96              10,743                     11,346            11,090           11,162
3/31/97               10,870                     11,177            11,086           11,158


TOTAL RETURN PERIODS ENDED MARCH 31, 1997


                     1 Year       Inception 3/31/95

International Fund   2.78%          4.65%

Since the Fund's inception, its investment adviser has been waiving receipt of certain fees otherwise due to be paid by the Fund and paying certain Fund expenses. Without consideration of such waiver and reimbursement, the Fund's total return for the year ending March 31, 1997 would have been 1.79% and for the period from its inception its average annualized total return would have been 3.80%. Waiver and reimbursement arrangements may be terminated which would lower future performance. Performance figures are historical. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is not predictive of future performance. The EAFE Index is the Morgan Stanley Capital International ("MSCI") EAFE Index which is the Europe Australasia Far East Index. The EAFE/EMS Index is the MSCI EAFE/EMS Index which is the Europe Australasia Far East plus Emerging Markets Index. The hybrid index is composed of investing 70% in the developed markets represented in the EAFE Index, and 30% in the EMS Index.

FINANCIAL HIGHLIGHTS   (For a share outstanding throughout each period)


                                                                                  YEAR                FOR THE PERIOD
                                                                                  ENDED                MAY 31, 1995*
                                                                             MARCH 31, 1997          TO MARCH 31, 1996

Net asset value at beginning of period                                           $15.822                  $15.000
                                                                                 -------                  -------
INCOME FROM INVESTMENT OPERATIONS:

    Net investment income (loss)                                                   (.023)                    .065
    Net realized and unrealized gains on investments                                .457                     .799
                                                                                 -------                  -------
Total income from investment operations                                             .434                     .864
                                                                                 -------                  -------
DISTRIBUTIONS TO SHAREHOLDERS:

    Dividends from net investment income                                               -                    (.042)
    Distributions from realized capital gains                                      (.030)                       -
                                                                                 -------                  -------
Total distributions to shareholders                                                (.030)                   (.042)
                                                                                 -------                  -------

Net asset value at end of period                                                 $16.226                  $15.822
                                                                                 =======                  =======
Total return                                                                        2.78%                    5.76% (1)
                                                                                 =======                  =======
RATIOS/SUPPLEMENTAL DATA:

Net assets at end of period (in millions)                                      $    24.8                  $  15.3

RATIOS NET OF EXPENSES WAIVED AND REIMBURSED
    BY THE ADVISER (2):

    Ratio of expenses to average net assets                                         2.00%                    1.75% (3)
    Ratio of net investment income (loss) to average net assets                     (.13%)                    .70% (3)

RATIOS ASSUMING NO ADVISER WAIVER
    OR REIMBURSEMENT OF EXPENSES (2):

    Ratio of expenses to average net assets                                         2.78%                    3.73% (3)
    Ratio of net investment loss to average net assets                              (.91%)                  (1.28%)(3)
  Portfolio turnover rate                                                          92.36%                   71.78%
  Average commission paid per share traded                                         $.001                        -

----------------------------------------------------------------------------------------------------------------------

  (1) Total return represents the actual return over the period and has not been annualized.
  (2) The adviser absorbed expenses of the Fund through waiver of fees and reimbursement of certain expenses (Note 2).
  (3) Annualized.

  * Date of public offering

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------



PORTFOLIO OF INVESTMENTS                 MARCH 31, 1997

-------------------------------------------------------------------------------
    SHARES      PREFERRED STOCKS - 3.86%               VALUE
-------------------------------------------------------------------------------

              BRAZIL - 3.14%

     11,000   Aracruz Celulose                   $     20,023
  9,195,000   Banco Bradesco SA                        75,101
    114,000   Banco Itau SA                            59,672
     98,000   Brasmotor SA                             28,560
    100,000   Cia Cervejaria Brahma                    65,076
  1,210,000   Cia Energetica Minas Gerais              50,041
     85,000   Cia Tecidos Norte De Minas               34,512
      4,214   Cia Vale Do Rio Doce                     95,782
    360,000   Eletrobras Centrais Eletricas           154,486
    302,000   Petrol Brasileiros                       60,098
 39,760,000   Usiminas Siderugicas Minas Gerais        44,999
                                                    ---------
                                                      688,350
                                                    ---------
              GERMANY - 0.72%

        700   Man AG Vorzugsaktien                    157,756
                                                    ---------
              TOTAL PREFERRED STOCKS
                 (COST $688,931)                      846,106
                                                    ---------

-------------------------------------------------------------------------------
    SHARES       COMMON STOCKS - 96.14%                VALUE
-------------------------------------------------------------------------------
              ARGENTINA - 3.09%

      7,500   Astra Cia Argentina de Petroleum         12,151
      6,900   Banco de Galicia Bue 'B'                 42,440
      1,800   Banco Frances Rio Plata                  17,912
      2,700   Ciadea SA                                12,827
        250   IRSA (Inversiones y
                 Representaciones SA) 144A ADR          9,313
      3,700   Molinos Rio Plata 'B'                    13,618
     10,150   Perez Companc SA ADR                    157,343
     18,650   Siderca SA                               39,636
      5,250   Telefonica de Argentina ADR             154,219
      8,250   YPF SA ADR                              218,625
                                                    ---------
                                                      678,084
                                                    ---------

              BRAZIL - 2.04%

    161,000   Cia Paulista de Forca e Luz              22,321
    650,000   Cia Siderurgica Nacional                 22,866
      4,500   Souza Cruz SA                            37,560
    800,000   Telecomunicacoes Brasileiras SA          80,129
      2,500   Telebras SA ADR                         255,938
 18,000,000   White Martins SA Co.                     29,030
                                                    ---------
                                                      447,844
                                                    ---------

              CHILE - 2.24%

      3,000   Banco Santander Chile ADR                50,250
      1,750   Chilgener SA ADR                         45,062
      1,200   Cia Cerveceria Unidas ADR                23,700
      4,150   Cia Telecommunications Chile ADR        119,313
      3,800   Empresa Nacional de
                 Electridad SA ADS                     72,200
      3,200   Enersis SA ADR                          101,600
      1,000   Madeco SA ADR                            26,750
      1,500   Maderas y Sinteticos ADR                 22,812
        500   Quimica y Minera SA ADR                  28,813
                                                    ---------
                                                      490,500
                                                    ---------
              COLUMBIA - 0.07%

      5,520   Carulla 144A SA ADR                      15,180
                                                    ---------

              FINLAND - 2.12%

        950   Hartwall Oy                              49,870
      1,140   Kemira Oy                                12,337
      3,860   Metsa Serla Oy B Ord                     28,057
      1,240   Neste Oy                                 32,297
      2,085   Nokia AB Oy                             125,660
        540   Stockmann AB Oy                          30,201
      1,980   Upm-Kymmene Oy                           43,775
      2,130   Valmet Oy                                38,275
        550   Viking Line AB                           18,656
      2,300   Werner Soderstrom                        70,354
      1,200   Yit Yhtyma                               15,749
                                                    ---------
                                                      465,231
                                                    ---------

              FRANCE - 3.97%

        648   Alcatel Alst                             78,057
        916   AXA                                      60,589
        314   Bic                                      47,698
      1,550   Banque Nationale de Paris                68,874
        108   Carrefour                                66,985
        568   Cie De St Gobain                         85,980
        400   Danone                                   63,392
        952   Elf Aquitaine                            97,593
        600   Havas                                    44,559
        850   Lafarge                                  58,866
      1,680   Rhone Poulenc SA                         56,801
        752   Schneider SA                             43,021
        450   Societe Generale                         52,607
        660   Valeo                                    44,348
                                                    ---------
                                                      869,370
                                                    ---------

-------------------------------------------------------------------------------

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS                 MARCH 31, 1997

-------------------------------------------------------------------------------
    SHARES       COMMON STOCKS (CONTINUED)        VALUE
-------------------------------------------------------------------------------

              GERMANY - 8.64%

         90   Allianz AG Holdings                $    185,838
      6,090   Bayer AG                                253,325
      2,400   Commerzbank AG                           69,049
      1,250   Daimler-Benz AG (1)                      99,946
        396   Degussa AG                              168,996
      6,000   Deutsche Telekom AG                     137,737
      3,100   Dresdner Bank AG                        110,184
        462   Mannesmann AG                           176,671
      3,220   Siemens AG                              173,507
      5,042   Veba AG                                 285,434
        418   Volkswagen AG                           230,998
                                                    ---------
                                                    1,891,685
                                                    ---------

              HONG KONG - 2.27%

     38,000   Amoy Properties                          40,211
     10,000   Cheung Kong Holdings                     88,075
      7,000   Citic Pacific                            34,688
      3,400   HSBC Holdings                            78,977
     10,000   Hutchison Whampoa Ltd.                   75,171
     12,000   New World Development Co.                64,731
      7,000   Sun Hung Kai Properties Ltd.             74,074
     11,000   Wharf Holdings                           42,089
                                                    ---------
                                                      498,016
                                                    ---------

              HUNGARY - 1.54%

      1,000   Borsodchem Rt.                           37,112
        400   Egis Gyogyszergyar Rt.                   24,806
        650   Graboplast Textiles Rt.                  29,210
      5,800   Magyar Olaj Es Gazipari Rt.             101,022
      2,900   OTP Bank Rt.                             63,716
      1,250   Richter Gedeon Rt.                       80,755
                                                    ---------
                                                      336,621
                                                    ---------

              INDONESIA - 0.45%

     24,116   Bank Internasional Indonesia             18,309
      2,143   Bank Internasional Indonesia
                 Warrants                                 758
      8,000   H.M. Sampoerna                           37,440
      1,400   Telekomunikasi Indonesia ADR             42,175
                                                    ---------
                                                       98,682
                                                    ---------

              IRELAND - 0.95%

      8,000   Allied Irish Banks Ord                   52,737
      3,800   Bank of Ireland Ord                      36,579
      4,000   CRH Ord                                  38,377
      4,800   Irish Life Ord                           24,246
      2,000   Kerry Group A Ord                        19,453
     15,000   Smurfit Jefferson Ord                    37,647
                                                    ---------
                                                      209,039
                                                    ---------

              ISRAEL - 3.49%

     40,000   Bank Hapoalim Ltd.                 $     78,851
     21,600   Bezeq Israel Telecommunications          56,815
      6,500   Blue Square Chain Stores (1)             62,496
    207,000   Clal Israel                              58,646
      5,200   Eci Telecommunications ADR               96,200
      1,740   Elite Industries                         43,537
      2,000   Formula Systems                          26,787
     63,000   ICI-Israel Chemical                      67,450
     37,000   Industrial Building                      52,523
        720   Koor Industries Ltd.                     66,240
      6,000   Osem Investments Ltd.                    33,389
      2,170   Teva Pharmaceutical Industries Ltd.     121,987
                                                    ---------
                                                      764,921
                                                    ---------

              ITALY - 2.25%

      3,500   Alleanza Assicuraz                       23,481
     17,325   Credito Italiano SpA                     24,595
      5,500   Danieli & Co.                            39,238
     13,500   Eni SpA                                  68,533
     23,000   Fiat SpA                                 73,018
     29,000   Istituto Nazionale delle Assicurazioni   38,911
      8,600   Istituto Mobiliare Italiano              74,669
     18,300   Pirelli SpA                              39,791
     15,390   Sasib Di Risp SpA                        28,578
     12,000   STET-Sicieta Finanziaria Telefonica      42,553
     16,000   Telecom Italia SpA                       39,965
                                                    ---------
                                                      493,332
                                                    ---------

              JAPAN - 19.88%

     11,000   Aoyama Trading Co.                      257,624
      1,300   Autobacs Seven Co.                       77,691
     30,000   Dainippon Screen Manufacturing Co.      221,686
     16,000   Daiwa Securities Co. Ltd.               115,261
      7,000   Fanuc                                   214,822
     29,000   Fujisawa Pharmaceutical Co.             229,520
     40,000   Hitachi Ltd.                            355,344
      8,000   Komori Corp.                            159,582
     65,000   Marubeni Corp.                          251,971
     19,000   Matsushita Electric Works               173,392
     51,000   Mitsubishi Chemicals Corp.              154,453
     65,000   Mitsui O.S.K. Lines Ltd. (1)            118,636
     11,000   Murata Manufacturing Co.                394,432
     51,000   Nippon Oil Co.                          205,938
         29   Nippon Telgraph  & Telephone Co.        203,992
    119,000   NKK Corp.                               249,871
     16,000   Sumitomo Bank                           189,947
     41,000   Sumitomo Metal Mining                   247,344
     21,000   Sumitomo Trust & Banking                167,900
      3,300   Tokyo Electric                          109,268
     10,200   Tokyo Steel Manufacturing               100,498
     33,000   Tokyu Corp.                             155,108
                                                    ---------
                                                    4,354,280
                                                    ---------

                See accompanying notes to financial statements.


PORTFOLIO OF INVESTMENTS                 MARCH 31, 1997


-------------------------------------------------------------------------------
    SHARES       COMMON STOCKS (CONTINUED)        VALUE
-------------------------------------------------------------------------------

              MALAYSIA - 6.56%

      1,000   Edaran Otomobil Nasional Berhard   $     10,083
     27,499   Gamuda Berhad                           104,260
     18,000   IOI Properties Berhard                   59,533
     23,000   Jaya Tiasa Holdings Berhard             128,020
     27,000   Land & General Berhard                   50,095
     11,000   Malayan Banking Berhard                 125,338
     40,000   Metacorp Berhad                         115,355
     19,000   Perusahaan Otomobil Berhard             120,316
     40,000   Public Bank Berhad                       78,732
     16,000   Road Builder Berhard                     92,930
     42,000   Sungei Way Holdings Berhad              115,194
     32,000   Tan Chong Motor Holdings Berhard         61,953
     13,000   Tanjong Berhard                          51,648
     23,000   Telekom Malaysia Berhard                179,043
     23,000   UMW Holdings Berhard                    127,092
      2,000   United Engineers Berhard                 17,424
                                                    ---------
                                                    1,437,016
                                                    ---------

              MEXICO - 1.93%

      4,600   Alfa SA de CV Ser A                      25,752
      2,500   Apasco SA Co.                            16,896
     13,500   Cemex SA                                 49,363
     19,528   Cifra SA de CV Ser B                     27,278
     12,500   Controlodora Comerical
                 Mexicana SA de CV                      8,984
      1,800   Desc SA de CV Ser B                      12,029
         87   Desc SA de CV Ser C (1)                     576
        720   Empresas ICA Sociedad Controladora       11,475
      1,900   Empresas La Modern A                      9,487
      7,000   Fomento Economico
                 Mexico SA de CV                       30,979
      4,200   Grupo Carso SA de CV Ser A1              24,625
      9,254   Grupo Financiero Banamex
                 Accival SA de CV                      18,809
      2,393   Grupo Industrial Bimbo SA (1)            14,769
      3,300   Grupo Mexico SA                          11,026
      3,600   Grupo Modelo SA de CV                    21,697
        700   Grupo Televisa GDS                       17,412
      1,800   Industrias Penoles SA                     8,829
      7,000   Kimberly Clark de Mexico SA              28,199
      1,870   Telefonos de Mexico ADR                  71,995
        700   Tubos de Acero de Mexico SA              12,030
                                                    ---------
                                                      422,210
                                                    ---------

              NETHERLANDS - 4.59%

        766   ABN-AMRO Holdings NV               $     52,679
        753   Ahold (Koninklijke) NV                   52,468
        350   Akzo Nobel NV                            50,268
        450   DSM NV                                   45,437
      6,420   Elsevier NV                             104,389
      1,200   Ing Groep NV                             47,277
      1,800   Koninklijke PTT Nederland Nv             66,693
      1,300   Philips Electronic                       60,642
      1,570   Royal Dutch Petroleum                   285,079
        610   Unilever NV                             119,154
      1,500   Vendex International NV                  71,011
      2,480   VNU(Verenigde Nederlandse
                 Uitgevbedri Verigd Bezit)             51,034
                                                    ---------
                                                    1,006,131
                                                    ---------

              PERU - 0.96%

      2,000   Banco Wiese ADR                          12,500
      4,000   Cementos Lima                             6,851
      8,993   Cervecerias Peruanan
                 Backus & Johnston SA                   8,482
     47,600   Cia Peruana Telefonica B Shs            105,955
        760   Credicorp Ltd. ADR                       17,765
      5,500   Ferreyros(Enrique) SA                     4,711
     16,000   Luz Del Sur SA                           19,800
      1,414   Minas Buenaventura A                     12,435
        353   Minas Buenaventura B                      3,370
      1,892   Minsur SA                                 7,388
      2,700   Southern Peru Copper Corp.               11,215
                                                    ---------
                                                      210,472
                                                    ---------

              PHILLIPPINES - 3.41%

    103,450   Ayala Corp.                             105,941
      2,800   Equitable Banking Corp.                  12,033
      5,600   Metropolitan Bank & Trust Co.           145,496
    184,300   Petron Corp.                             75,146
      2,600   Phillippine Long Distance
                 Telephone Co. ADR                    155,675
     43,530   San Miguel Corp. Class B                151,071
    351,000   SM Prime Holdings                       102,511
                                                    ---------
                                                      747,873
                                                    ---------

              POLAND - 0.57%

      2,054   Bank Rozwoju Eksportu SA                 61,462
        395   Bank Slaski SA                           37,257
      2,870   Elektrim Spolka Akcyjna SA               25,204
                                                    ---------
                                                      123,923
                                                    ---------


                See accompanying notes to financial statements.


PORTFOLIO OF INVESTMENTS                 MARCH 31, 1997

-------------------------------------------------------------------------------
    SHARES       COMMON STOCKS (CONTINUED)                 VALUE
-------------------------------------------------------------------------------

              PORTUGAL - 2.86%

      3,500   Banco Espirito Santo                   $     67,566
      2,460   Cimpor (Cimentos de Portugal)                51,462
      4,900   Colep                                        68,629
      1,095   Inparsa-indus E Participacoe                  9,789
      1,750   Investec Consultadoria
                Internacional (1)                          63,623
      1,578   Jeronimo Martins & Filho                     87,465
      4,000   Mundial Confianca                            48,634
      4,430   Portugal Telecom SA                         164,886
      1,890   Sonae Investimentos Socieda de
                Gestora de Participacoes Sociais SA        63,813
                                                      -----------
                                                          625,867
                                                      -----------

              SOUTH KOREA - 1.11%

      4,790   Cho Hung Bank                                24,590
      1,090   Daewoo Securities                            10,571
      3,250   Korea Electric Power                         94,302
      6,300   Korea Fund Inc.
                (closed-end mutual fund)                   90,562
        330   Samsung Electronics                          22,060
                                                       -----------
                                                          242,085
                                                       -----------

              SPAIN - 2.05%

      1,020   Banco Bilbao Vizcaya SA                      61,725
        850   Banco Santander SA                           58,452
      1,086   Empresa Nacional de Electricid SA            69,932
      5,564   Iberdrola SA                                 61,219
      1,475   Repsol SA                                    61,379
      1,000   Tabacalera SA                                50,076
      3,590   Telefonica de Espana                         86,468
                                                      -----------
                                                          449,251
                                                      -----------

              SWITZERLAND - 6.90%

         72   ABB Ag                                       86,463
         53   Alusuisse Lonza Holdings AG                  44,736
        238   Ciba Specialty Chemical Nw (1)               19,660
        125   Clariant AG                                  61,519
      1,164   Credit Suisse Group                         139,579
         99   Holderbank Finance Glaris AG                 75,867
         30   Kuoni Reisen Holdings                        84,547
        138   Nestle SA                                   161,409
        238   Novartis Ag                                 295,059
         32   Roche Holdings AG                           276,436
        200   Schweiz Bankgesellschaft                    179,645
        650   Tag Heuer                                    85,840
                                                       -----------
                                                        1,510,760
                                                       -----------

              TURKEY - 3.04%

    721,000   Adana Cimento Sanayii                  $     70,568
    477,850   Akal Tekstil Sanayii                         59,865
    242,000   Akbank                                       36,002
    418,000   Arcelik AS                                   55,640
    169,000   Bagfas Bandirma Gubre AS                     41,683
    522,000   Demirbank                                    23,297
    883,000   Eczacibasi Yapi Gere (1)                     35,261
    284,000   Erciyas Biracilik                            26,129
    366,000   Eregli Demir Celik                           49,435
     69,000   Goodyear Lastikleri Tas                      42,681
  3,745,000   Izmar Demir Celik Sanayi                     65,978
     23,800   Migros Turk TAS                              24,692
    193,000   Netas Telekomunik AS                         55,158
    373,000   T Sise Cam                                   53,301
    120,000   Tansas                                       25,369
                                                      -----------
                                                          665,059
                                                      -----------

              UNITED KINGDOM - 9.16%
     12,440   Abbey National PLC                          152,177
      6,900   Boots Co. PLC                                76,476
     12,700   British Telecom PLC                          93,006
      4,500   Burmah Castrol PLC                           75,368
     30,500   Burton Group PLC                             78,126
      5,600   Commercial Union PLC                         61,332
     13,700   Glynwed International PLC                    63,212
      6,500   Granada Group PLC                            98,085
     14,200   IMI PLC                                      91,400
     18,759   Lloyds TSB Group PLC                        153,703
     10,800   Marks & Spencer PLC                          86,540
      9,500   Prudential PLC                               88,602
     17,179   Scot Power                                   99,856
     10,000   Scottish & Newcastle PLC                    111,328
      5,550   Shell Transport & Trading PLC                98,877
      5,100   Smith Kline Beecham                          75,703
      4,350   Thorn EMI PLC                                79,427
      2,900   Unilever PLC                                 76,856
     13,530   Wolseley PLC                                109,304
      8,190   Zeneca Group PLC                            237,088
                                                      -----------
                                                        2,006,466
                                                      -----------
              TOTAL COMMON STOCKS
                 (COST $20,366,527)                   $21,059,898
                                                      -----------

              TOTAL INVESTMENTS, AT VALUE (NOTE 1)
                 (COST $21,055,458) - 100%            $21,906,004
                                                      ===========

-------------------------------------------------------------------------------


  (1) Non-income producing.

  The following abbreviations are used in this portfolio.
  ADR - American  Depository  Receipts;  ADS - American Depository Shares;
     GDR - Global Depository  Receipts;  GDS - Global Depository Shares
  144A - These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note 1 of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $24,493 as of March 31, 1997.

                See accompanying notes to financial statements.

    .

STATEMENT OF ASSETS AND LIABILITIES



ASSETS
                                                                                                      MARCH 31, 1997
    Investments in securities, at value (Note 1) (Cost $21,055,458)                                     $21,906,004
    Cash                                                                                                  3,211,493
    Receivable for securities sold                                                                          490,550
    Foreign currency, at value (Note 1) (Cost $147,470)                                                     147,157
    Dividends and interest receivable                                                                        57,795
    Receivable for Fund shares sold                                                                          42,315
    Prepaid expenses and other assets                                                                        19,332
                                                                                                        -----------
       TOTAL ASSETS                                                                                      25,874,646
                                                                                                        -----------
LIABILITIES

    Payable for investments purchased                                                                       984,099
    Other accrued expenses and liabilities                                                                   27,808
    Accrued investment advisory fee (Note 2)                                                                 15,491
    Payable for Fund shares redeemed                                                                         13,790
    Payable for foreign currency purchased                                                                   11,714
    Other accrued expenses payable to adviser (Note 2)                                                        5,672
                                                                                                        -----------
       TOTAL LIABILITIES                                                                                  1,058,574
                                                                                                        -----------

NET ASSETS                                                                                              $24,816,072
                                                                                                        ===========
  Net assets consist of:
    Aggregate paid-in capital                                                                           $23,754,644
    Accumulated undistributed net realized gains from investments
       and foreign currency transactions                                                                    212,492
    Net unrealized appreciation of investments                                                              850,546
    Net unrealized depreciation on translation of assets and liabilities in foreign currency                 (1,610)
                                                                                                        -----------
NET ASSETS                                                                                              $24,816,072
                                                                                                        ===========
  Shares of capital stock outstanding
    (no par value - unlimited number of shares authorized)                                                1,529,221
                                                                                                        ===========
  Net asset value and redemption price per share (Note 1)                                                    $16.23
                                                                                                        ===========

-------------------------------------------------------------------------------------------------------------------



                See accompanying notes to financial statements.


STATEMENT OF OPERATIONS

                                                                                               YEAR ENDED
                                                                                             MARCH 31, 1997
                                                                                      ---------------------------
INVESTMENT INCOME:

   Dividends, net of foreign withholding taxes of $44,035                             $311,953
   Interest                                                                             77,212
                                                                                      --------
      Total investment income                                                                             $389,165

EXPENSES:

   Investment advisory fees (Note 2)                                                   208,135
   Custodian fees                                                                      104,955
   Distribution (Note 2)                                                               104,067
   Accounting services fees (Note 2)                                                    60,000
   Professional fees                                                                    34,907
   Transfer agency fees (Note 2)                                                        31,507
   Registration fees                                                                    14,877
   Trustees' fees (Note 2)                                                               7,329
   Printing                                                                              7,137
   Amortization of organization expenses (Note 1)                                        4,816
   Other                                                                                 1,777
                                                                                      --------
      TOTAL EXPENSES                                                                   579,507
      LESS FEES WAIVED BY THE ADVISER (NOTE 2)                                        (163,238)
                                                                                      --------
      NET EXPENSES                                                                                         416,269
                                                                                                          --------
NET INVESTMENT LOSS                                                                                        (27,104)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

   Net realized gain on investments                                                    690,706
   Net realized loss on foreign currency transactions                                 (403,339)
   Net change in unrealized appreciation of investments                                289,521
   Net change in unrealized depreciation of foreign currency transactions              (31,683)
                                                                                      --------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCY                                      545,205
                                                                                                          --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $518,101
                                                                                                          ========
------------------------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                               FOR THE YEAR           FOR THE PERIOD
                                                                                   ENDED               MAY 31, 1995*
                                                                              MARCH 31, 1997         TO MARCH 31, 1996
                                                                              --------------         -----------------

FROM OPERATIONS:

  Net investment income (loss)                                             $       (27,104)          $       52,075
  Net realized gain on investments                                                 690,706                   60,985
  Net realized loss on foreign currency transactions                              (403,339)                 (88,754)
  Net change in unrealized appreciation of investments                             289,521                  561,025
  Net change in unrealized appreciation (depreciation) on translation
      of assets and liabilities in foreign currencies                              (31,683)                  30,073
                                                                               -----------              -----------
      Net increase in net assets resulting from operations                         518,101                  615,404
                                                                               -----------              -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:

  Net investment income                                                                  -                  (30,287)
  Net realized capital gains                                                       (41,790)                       -
                                                                               -----------              -----------
      Decrease in net assets from distributions to shareholders                    (41,790)                 (30,287)
                                                                               -----------              -----------
FROM FUND SHARE TRANSACTIONS:

  Proceeds from shares sold                                                     12,548,017               17,657,397
  Net asset value of shares issued in reinvestment of distributions                 38,087                   30,169
  Payments for Fund shares redeemed                                             (3,551,439)              (2,967,587)
                                                                               -----------              -----------
      Net increase in net assets from Fund share transactions                    9,034,665               14,719,979
                                                                               -----------              -----------
TOTAL INCREASE IN NET ASSETS                                                     9,510,976               15,305,096

NET ASSETS:


  Beginning of period                                                           15,305,096                        -
                                                                               -----------              -----------
  End of period (including undistributed net investment income
      of ($0 and $21,788, respectively) (Note 1)                               $24,816,072              $15,305,096
                                                                               ===========              ===========
NUMBER OF FUND SHARES:

  Sold                                                                             780,856                1,162,052
  Issued in reinvestment of distributions to shareholders                            2,370                    1,987
  Redeemed                                                                        (221,365)                (196,679)
                                                                               -----------              -----------
      Net increase in shares outstanding                                           561,861                  967,360
  Outstanding at beginning of period                                               967,360                        -
                                                                               -----------              -----------
  Outstanding at end of period                                                   1,529,221                  967,360
                                                                               ===========              ===========

---------------------------------------------------------------------------------------------------------------------------

  *Date of public offering

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS     MARCH 31, 1997


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES
================================================================================


Gradison Growth Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was created under Ohio law on May 31, 1983; it commenced investment operations and the public offering of its shares on August 16, 1983. The Trust consists of four series, the Gradison International Fund, the Gradison Established Value Fund, the Gradison Opportunity Value Fund and the Gradison Growth &Income Fund (collectively, the "Funds"); each of which, in effect, represents a separate diversified fund with its own investment policies. This Annual Report to Shareholders pertains only to the Gradison International Fund (the "Fund"), the public offering of shares of which commenced on May 31, 1995. The Fund's investment objective is to seek long-term growth of capital.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- Listed equity securities are valued at the last sale price reported on national securities exchanges, or if there were no sales that day, the security is valued at the closing bid price. Unlisted securities, 144A securities and short-term obligations (and private placement securities) are generally valued at the prices provided by an independent pricing service. Portfolio securities and other assets for which market quotations are not readily available are valued at their fair value as determined by management using procedures approved by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates value.

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS -- The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The redemption price per share is equal to the net asset value per share.

Distributions to shareholders are recorded on the ex-dividend date. During the year ended March 31, 1997, the Fund made distributions of $0.030 per share which is treated as ordinary income.

NOTES TO FINANCIAL STATEMENTS     MARCH 31, 1997


Forward Foreign Currency Contracts -- During the year ended March 31, 1997, the Fund entered into forward foreign currency contracts under which it was obligated to exchange currencies at specified future dates. The Fund's currency transactions were transaction hedges and portfolio hedges involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Fund had no outstanding contracts at March 31, 1997.

FUTURES CONTRACTS -- Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading.

Variation margin payments are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the opening and closing value of the contract.

The Fund had no futures contracts as of March 31, 1997.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is approximately equal to the cost as shown on the Statement of Assets and Liabilities. For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at March 31, 1997 was $2,361,290 and $1,510,744, respectively.

EXPENSES -- Common expenses incurred by the Trust are allocated to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Trust. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

ORGANIZATION EXPENSES -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over 60 months commencing upon the public offering of the Fund's shares.

NOTES TO FINANCIAL STATEMENTS     MARCH 31, 1997

NOTE 2 -- TRANSACTIONS WITH AFFILIATES
================================================================================


The Trust's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement ("Agreement"). Under the terms of the Agreement, the Fund pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of 1.00% of the first $100 million of the Fund's average daily net assets,
 .90% of the next $150 million, .80% of the next $250 million and .75% of net assets in excess of $500 million for acting as its investment adviser. McDonald has engaged Blairlogie Capital Management ("Blairlogie") as Portfolio Manager for the Fund pursuant to a Portfolio Management Agreement, and McDonald compensates Blairlogie from its advisory fee at the rate of .80% of the first $25 million of average daily net assets, .70% of the next $25 million, .60% of the next $50 million, .50% of the next $150 million, and .40% of assets in excess of $250 million. McDonald is to reimburse the Fund for the amount by which the Fund's aggregate expenses for a fiscal year, including the advisory fee but excluding interest, taxes and extraordinary expenses, exceed limits set by state securities regulations.

The Agreement provides that McDonald bears the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Fund.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Fund. The Fund pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $19.25 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .045% on the first $100 million, .03% on the next $100 million and .015% on any amount in excess of $200 million, with a minimum annual fee of $60,000.

Under the terms of an Expense Reimbursement Agreement, McDonald has agreed to forego fees owed to it under the Advisory Agreement or any other agreement with the Trust and to reimburse the Fund if, and to the extent that, expenses (excluding brokerage commissions, taxes, interest and extraordinary items) borne by the Fund in any fiscal year exceed 2.00% of the average net assets of the Fund. This agreement is in effect until July 31, 1997 and is subject to termination by either party upon written notice subsequent to that date. In addition, McDonald may, at its discretion, agree to waive fees and/or reimburse the Fund for other expenses in order to limit the Fund's expenses to a specified percentage of average net assets lower than 2.00%. For the year ended March 31, 1997, McDonald waived advisory fees of $41,627, distribution expenses of $104,067, and accounting services fees of $17,544.

In accordance with the terms of a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays McDonald a service fee for personal services to shareholders including shareholder liaison services such as responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets. The Fund also pays McDonald a fee for its assistance in selling shares of the Fund including advising shareholders regarding purchase, sale and retention of Fund shares. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $5,000 payable in quarterly installments and (b) $500 for each Board of Trustees or committee meeting attended.

NOTES TO FINANCIAL STATEMENTS        MARCH 31, 1997

NOTE 3 -- SUMMARY OF PURCHASES AND SALES OF INVESTMENTS
================================================================================


For the year ended March 31, 1997, cost of purchases, and proceeds from the sale of securities, excluding short-term securities, amounted to $24,804,753 and $17,075,057, respectively.

NOTE 4 -- PORTFOLIO COMPOSITION
===============================================================================


The Fund invests primarily in equity securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At March 31, 1997 the Portfolio was diversified within the following industries:


                                       MARKET
                                        VALUE

  Automotive                             4.44%
  Banking                               11.95
  Beverages and Tobacco                  2.72
  Building Materials                     2.42
  Broadcasting and Publishing            2.20
  Business Services                      0.19
  Chemicals                              5.47
  Construction and Housing               2.51
  Diversified Companies                  4.69
  Electronics                            7.83
  Energy                                 6.73
  Financial Services                     2.40
  Food and Household Products            2.68
  Forest Products and Paper              1.59
  Health and Personal Care               4.92

---------------------------------------------


                                       MARKET
                                        VALUE

  Household Appliances and Durables      0.57%
  Insurance                              2.43
  Machinery and Engineering              2.12
  Materials and Commodities              1.16
  Merchandising                          5.67
  Metals and Mining                      3.10
  Real Estate                            2.00
  Steel                                  2.37
  Telecommunications                    10.59
  Textiles and Apparel                   0.41
  Tourism                                0.83
  Transportation                         1.33
  Utilities                              4.68
                                      -------
                                       100.00%
                                      =======

---------------------------------------------

                                ARTHUR ANDERSEN


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of the Gradison International Fund of the Gradison Growth Trust:

We have audited the accompanying statement of assets and liabilities of the Gradison International Fund of the Gradison Growth Trust (an Ohio business trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers or alternate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison International Fund of the Gradison Growth Trust as of March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

Cincinnati, Ohio,                           /s/ Arthur Andersen LLP
May 7, 1997